UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04015
Eaton Vance Mutual Funds Trust
(Exact Name of registrant as Specified in Charter)
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)
Maureen A. Gemma
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2008
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Annual Report December 31, 2008

# EATON VANCE AMT-FREE MUNICIPAL BOND FUND

Annual Report December 31, 2008
EATON VANCE AMT-FREE MUNICIPAL BOND FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cynthia J. Clemson
Portfolio Manager
Economic and Market Conditions
The U.S. economy contracted 0.3% in the third quarter of 2008, down from a positive second quarter growth rate of 2.8% and a positive, but meager 0.1% growth in the first quarter, according to data released by the U.S. Department of Commerce. Most of the major Gross Domestic Product (GDP) components contributed to the decline; however, most influential was a sharp downturn in consumer spending, a factor which continued to weigh on the economy during the fourth quarter of 2008. While high commodity prices have eased since their summertime peaks, management believes consumers continued to pare costs as they remained cautious of what increasingly has become a weaker economic environment. Rising unemployment levels, now at a five-year high, have led to constrained personal consumption and overall economic contraction. The housing market continues to weigh on the economy, with new home sales continuing to fall and existing home sales beginning to stabilize only as cautious buyers begin to see value in distressed pricing. Low home prices continue to pressure consumers and banks, causing increased bank foreclosures and more mark-to-market write downs of mortgage-backed securities at commercial banks and financial institutions.
During the year ended December 31, 2008, the capital markets have experienced historic events resulting in unprecedented volatility. During September 2008, for example, the federal government took control of federally-chartered mortgage giants Fannie Mae and Freddie Mac. During the same month, Lehman Brothers filed for bankruptcy protection and Bank of America announced its acquisition of Merrill Lynch.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Also in September 2008, Goldman Sachs and Morgan Stanley petitioned the Federal Reserve (the “Fed”) to become bank holding companies, a step which brings greater regulation but also easier access to credit. These actions, in conjunction with Bear Stearns’ acquisition by JPMorgan Chase in March 2008, drastically redefined the Wall Street landscape. In addition to the independent Wall Street brokerages, the banking sector was shaken by the failure of Washington Mutual and the sale of Wachovia. In the insurance sector, the federal government provided more than $85 billion in loans to help stabilize American International Group, Inc. (AIG). Finally, the U.S. Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions, a program which has continued to evolve since the bill was enacted into law.
During the period, the Fed lowered the Federal Funds rate to a range of 0.0% to 0.25% from as high as 5.25% in the summer of 2007. In addition to its interest rate policy, the Fed has also taken extraordinary action through a variety of innovative lending techniques in an attempt to facilitate an easing of the credit crisis.
Management Discussion
Relative to its primary benchmark, the Barclays Capital Municipal Bond Index1 (the “Index”) – a broad-based, unmanaged index of municipal bonds – the Fund

Eaton Vance AMT-Free Municipal Bond Fund Total Return Performance 12/31/07 – 12/31/08

Class A1	-23.07%
Class B1	-23.75
Class C1	-23.73
Class I1	-22.88
Barclays Capital Municipal Bond Index[2]	-2.47
Barclays Capital Municipal Bond Long 22+ Index[2]	-14.68
Lipper General Municipal Debt Funds Average[2]	-9.09
See page 3 for more performance information.

[1]	These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. Class I shares are offered without a sales charge. If sales charges were deducted, the returns would be lower.

[2]	Formerly called Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Bond Long 22+ Index, respectively. It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

1

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
underperformed for the year ended December 31, 2008. As a result of an active management style that focuses on income and longer call protection, the Fund generally holds longer-maturity bonds. Management believes that much of the Fund’s underperformance can be attributed to the shift of investors’ capital into shorter-maturity bonds, a result of the broader-based credit crisis that has rattled the fixed-income markets since the summer of 2007. This underperformance was magnified by the Fund’s investment in tender option bonds (TOBs).1 The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt but later spread to the municipal market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products.
The ratio of yields on current coupon AAA-rated insured municipal bonds to the yield on 30-year Treasury bonds was 192% as of December 31, 2008, with many individual municipal bonds trading at higher ratios.2 Management believes that this was the result of continued dislocation in the fixed-income marketplace caused by a flight to Treasury securities, municipal bond insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued relative to taxable Treasury bonds.
Against this backdrop, management continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

[1]	TOBs are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatiliy of net asset value).

[2]	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund’s yield.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Municipal Bond Long 22+ Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class I, the Barclays Capital Municipal Bond Index and the Barclays Capital Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETMBX	EBMBX	ECMBX	EVMBX

Average Annual Total Returns (at net asset value)

One Year	-23.07%	-23.75%	-23.73%	-22.88%
Five Years	-2.11	-2.82	N.A.	-1.86
Ten Years	1.53	0.80	N.A.	1.77
Life of Fund†	1.94	1.09	-8.37	5.83

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-26.74%	-27.42%	-24.46%	-22.88%
Five Years	-3.05	-3.14	N.A.	-1.86
Ten Years	1.04	0.80	N.A.	1.77
Life of Fund†	1.49	1.09	-8.37	5.83

†	Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class C: 5/2/06; Class I: 3/16/78.

Total Annual
Operating Expenses [2]	Class A	Class B	Class C	Class I

Expense Ratio	1.09%	1.84%	1.83%	0.84%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate [3]	6.05%	5.21%	5.21%	6.33%
Taxable-Equivalent Distribution Rate [3,4]	9.31	8.02	8.02	9.74
SEC 30-day Yield [5]	5.79	5.37	5.36	6.32
Taxable-Equivalent SEC 30-day Yield [4,5]	8.91	8.26	8.25	9.72
Index Performance6 Average Annual Total Returns

	Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Long 22+ Index

One Year	-2.47%	-14.68%
Five Years	2.71	0.82
Ten Years	4.26	3.36
Lipper Averages7 Average Annual Total Returns

Lipper General Municipal Debt Funds Classification

One Year	-9.09%
Five Years	0.53
Ten Years	2.44
Portfolio Manager: Cynthia J. Clemson

*	Source: Lipper, Inc.
A $10,000 hypothetical investment at net asset value in Class A and Class B on 12/31/98 and Class C on 5/2/06 (commencement of operations), would have been valued at $11,644 ($11,091 at the maximum offering price), $10,832 and $7,920, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C shares reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. [2] Source: Prospectus dated 5/1/08. Includes interest expense of 0.31% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month-end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds Classification contained 228, 199 and 146 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month-end only.

3

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at December 31, 2008 is as follows, and the average rating is AA-.

AAA	27.5%	BBB	5.5%	CCC	0.3%
AA	40.3%	BB	1.4%	Non-Rated	5.5%
A	19.3%	B	0.2%
Fund Statistics2

• Number of Issues:	185
• Average Maturity:	25.9	years
• Average Effective Maturity:	24.9	years
• Average Call Protection:	10.8	years
• Average Dollar Price:	$78.90
• TOB Leverage[3]:	12.5%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. Tender option bond (TOB) leverage represents the amount of TOB Floating Rate Notes outstanding at 12/31/08 as a percentage of the Fund’s net assets plus Floating Rate Notes.

4

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance AMT-Free Municipal Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)*

Actual
Class A	$1,000.00	$786.40	$5.48
Class B	$1,000.00	$782.80	$8.83
Class C	$1,000.00	$783.00	$8.83
Class I	$1,000.00	$787.50	$4.36

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$6.19
Class B	$1,000.00	$1,015.20	$9.98
Class C	$1,000.00	$1,015.20	$9.98
Class I	$1,000.00	$1,020.30	$4.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% for Class A shares, 1.97% for Class B shares, 1.97% for Class C shares and 0.97% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008.

5

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 109.8%
Principal Amount
(000’s omitted)	Security	Value

Education — 8.1%

$10	Georgia Private Colleges and Universities Authority, (Emory University), 5.00%, 9/1/38	$9,847
9,990	Georgia Private Colleges and Universities Authority, (Emory University), 5.00%, 9/1/38(1)	9,837,719
14,250	Houston, TX, Higher Educational Finance Corp., (Rice University), 4.50%, 11/15/37	12,280,080
1,375	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	1,275,629
9,750	Massachusetts Health and Educational Facilities Authority, (Berklee College), 5.00%, 10/1/37	8,030,880
2,990	New Jersey Educational Facilities Authority, (Princeton University), 4.50%, 7/1/35	2,702,302
15,435	New Jersey Educational Facilities Authority, (Princeton University), 4.50%, 7/1/37(1)	13,933,946
760	New Jersey Educational Facilities Authority, (Princeton University), 4.50%, 7/1/38	681,880
4,585	New York Dormitory Authority, (Vassar College), 4.25%, 7/1/39	3,621,508

		$52,373,791

Electric Utilities — 4.0%

$5,000	North Carolina Municipal Power Agency No. 1, (Catawba Electric), 5.50%, 1/1/14	$5,339,450
2,100	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	1,040,613
14,405	Salt River, AZ, Agricultural Improvements and Power District, 5.00%, 1/1/12(2)	15,548,037
2,000	Sam Rayburn, TX, Municipal Power Agency, 6.00%, 10/1/21	1,674,480
2,435	San Antonio, TX, Electric and Natural Gas, 4.50%, 2/1/21	2,434,854

		$26,037,434

Escrowed/Prerefunded — 2.5%

$3,000	Allegheny County, PA, Industrial Development Authority, (Residential Resources, Inc.), Prerefunded to 9/1/11, 6.50%, 9/1/21	$3,382,260
10,000	Foothill/Eastern, CA, Transportation Corridor Agency, Escrowed to Maturity, 0.00%, 1/1/18	7,369,800
2,500	San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/14	2,196,000
6,000	Savannah, GA, Economic Development Authority, Escrowed to Maturity, 0.00%, 12/1/21	3,446,700

		$16,394,760

General Obligations — 10.1%

$3,000	Boston, MA, 5.00%, 1/1/14(2)	$3,348,960
10,000	Clark County, NV, 5.00%, 6/1/38(1)	8,851,400
10,000	Florida Board of Education, 5.00%, 6/1/37(1)	9,394,400
12,270	Georgia, 2.00%, 8/1/27(3)	7,638,443
4,470	Harlandale, TX, Independent School District, 4.75%, 8/15/40	4,126,704
9,600	Irving, TX, Independent School District, (PSF), 4.75%, 2/15/38	8,954,976
12,690	San Francisco, CA, Bay Area Rapid Transit District, (Election of 2004), 4.75%, 8/1/37(1)	11,276,271
4,000	South Carolina, 3.25%, 8/1/30	2,911,960
10,000	Texas, (Transportation Commission-Mobility Fund), 4.50%, 4/1/33	9,028,000

		$65,531,114

Health Care-Miscellaneous — 0.5%

$200	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class B, 7.50%, 9/1/15	$181,788
105	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class D, 7.50%, 9/1/15	95,439
100	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class E, 7.50%, 9/1/15	90,894
333	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(4)	340,759
1,108	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 1, 5.50%, 12/1/36(4)	1,134,461
1,319	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 5.50%, 12/1/36(4)	1,350,687

		$3,194,028

Hospital — 13.3%

$2,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	$1,468,760
3,300	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	2,295,249
360	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	228,802
1,080	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	598,439
1,000	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	643,520
975	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.40%, 11/15/29	659,568

See notes to financial statements

6

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)

1,550	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	1,175,071
2,985	Idaho Health Facilities Authority, (Trinity Health Credit Group), 6.25%, 12/1/33	2,985,896
2,930	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	257,752
10,410	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	638,549
800	Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), Prerefunded to 5/15/26, 5.50%, 5/15/32	900,328
4,150	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare), 5.50%, 7/1/26	3,427,402
6,460	Maryland Health and Higher Educational Facilities Authority, (Peninsula Regional Medical Center), 5.00%, 7/1/36	4,795,839
5,265	Massachusetts Health and Educational Facilities Authority, (Dana-Farber Cancer Institute), 5.25%, 12/1/27	4,595,555
10,455	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare Systems), 5.00%, 7/1/47	8,541,630
6,055	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	3,893,970
7,790	Michigan Hospital Finance Authority, (McLaren Healthcare), 5.00%, 8/1/35	5,414,517
7,710	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 4.75%, 7/1/28	6,739,311
5,000	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/35	4,418,900
1,865	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	1,093,487
2,870	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	2,009,258
5,745	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	3,628,772
2,175	Ohio Higher Educational Facility Commission, (Cleveland Clinic), 5.50%, 1/1/43	1,911,825
1,575	Oneida County, NY, Industrial Development Agency, (St. Elizabeth’s Medical Center), 5.75%, 12/1/19	1,171,895
1,100	San Benito, CA, Health Care District, 5.40%, 10/1/20	789,316
9,245	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/42	7,456,000
17,620	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/47	14,093,181

		$85,832,792

Housing — 0.6%

$2,500	Georgia Private Colleges and Universities Authority, Student Housing Revenue, (Mercer Housing Corp.), 6.00%, 6/1/31	$1,708,275
1,185	Lake Creek, CO, (Affordable Housing Corp.), 6.25%, 12/1/23	924,644
995	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	821,193
285	Texas Student Housing Corp., (University of North Texas), 3.281%, 7/1/49(5)	242,256

		$3,696,368

Industrial Development Revenue — 4.3%

$3,500	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co. Project), 4.95%, 5/15/33	$2,103,115
5,000	Chicago, IL, O’Hare International Airport, (American Airlines, Inc.), 5.50%, 12/1/30	1,801,800
830	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	734,841
3,925	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	2,975,181
8,560	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	6,488,052
2,175	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,701,329
2,500	Nez Perce County, ID, PCR, (Potlach Corp.), 7.00%, 12/1/14	2,113,400
16,620	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	9,888,401

		$27,806,119

Insured-Education — 4.8%

$23,000	Alabama Public School and College Authority, (FSA), 2.50%, 12/1/27(2)	$14,669,860
6,265	Alabama State University, (XLCA), 4.625%, 8/1/36	5,084,862
6,385	College of Charleston, SC, Higher Education Facility, (XLCA), 4.50%, 4/1/37	4,855,984
6,500	University of Hawaii, (MBIA), 3.50%, 7/15/27	4,707,235
1,750	Virginia College Building Authority, (Washington and Lee University), (MBIA), 5.25%, 1/1/31	1,672,230

		$30,990,171

Insured-Electric Utilities — 1.8%

$5,115	Long Island Power Authority, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$5,335,866
6,760	New York Power Authority, (MBIA), 4.50%, 11/15/47	5,505,479

See notes to financial statements

7

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)

$2,865	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/29	$777,160

		$11,618,505

Insured-General Obligations — 11.2%

$10,000	California, (AGC), 5.00%, 11/1/37(1)	$8,660,300
29,915	District of Columbia, (FGIC), (MBIA), 4.75%, 6/1/33	25,287,748
5,000	Frisco, TX, Independent School District, (FSA), 4.00%, 8/15/40(2)	3,887,500
6,875	Los Angeles, CA, Unified School District, (Election of 2005), (FSA), 4.75%, 7/1/32(1)	6,199,572
3,385	McKay Landing, CO, Metropolitan District No. 2, (AMBAC), 4.25%, 12/1/36	2,550,056
2,340	Merced, CA, Union High School District, (FGIC), (MBIA), 0.00%, 8/1/20	1,223,235
1,865	Montgomery County, TX, (Municipal Utility District No. 46 Waterworks and Sewer), (AMBAC), 4.00%, 3/1/30	1,420,347
1,935	North Las Vegas, NV, Wastewater Reclamation System, (MBIA), 4.25%, 10/1/33	1,431,126
1,815	St. Louis, MO, Board of Education, (FSA), 0.00%, 4/1/15	1,442,889
21,535	Texas, (Transportation Commission-Mobility Fund), (FGIC), (MBIA), 4.50%, 4/1/35	18,929,049
1,865	Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (MBIA), 3.75%, 7/1/31	1,345,075

		$72,376,897

Insured-Hospital — 2.7%

$8,470	Harrisonburg, VA, Industrial Development Authority, (Rockingham Memorial Hospital), (AMBAC), 4.50%, 8/15/36	$5,159,501
8,500	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/42(1)	6,222,722
3,780	Maryland Health and Higher Educational Facilities Authority, (Medlantic/Helix Issue), (AMBAC), 5.25%, 8/15/38	2,696,841
2,295	Maryland Health and Higher Educational Facilities Authority, (Medlantic/Helix Issue), (FSA), 5.25%, 8/15/38	1,873,661
1,880	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), (AGC), 5.00%, 7/1/38	1,705,517

		$17,658,242

Insured-Lease Revenue/Certificates of Participation — 1.2%

$10,000	Anaheim, CA, Public Financing Authority, Lease Revenue, (FSA), 0.00%, 9/1/31	$2,255,100
6,680	Hudson Yards, NY, Infrastructure Corp., (MBIA), 4.50%, 2/15/47	4,367,651
2,400	Saint Louis, MO, Industrial Development Authority, (Convention Center Hotel), (AMBAC), 0.00%, 7/15/19	1,290,192

		$7,912,943

Insured-Other Revenue — 3.1%

$6,850	Golden State Tobacco Securitization Corp., CA, (Tobacco Settlement Revenue), (AGC), 5.00%, 6/1/45	$5,462,258
10,000	Golden State Tobacco Securitization Corp., CA, (Tobacco Settlement Revenue), (AGC), (FGIC), 5.00%, 6/1/38(2)	8,098,800
10,600	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/34	1,379,166
5,200	Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	5,057,780

		$19,998,004

Insured-Special Tax Revenue — 2.5%

$6,000	Ceres, CA, Redevelopment Agency, (Ceres Redevelopment Project Area No. 1), (AMBAC), 4.00%, 11/1/31	$3,750,000
4,000	Hamilton County, OH, Sales Tax, (AMBAC), 0.00%, 12/1/22	1,700,920
1,520	Massachusetts Bay Transportation Authority, (MBIA), 4.00%, 7/1/33	1,161,234
3,400	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	2,719,014
7,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	1,117,060
29,325	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	1,077,401
5,420	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	465,307
10,755	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	858,141
8,590	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	634,973
4,600	San Jose, CA, Redevelopment Agency, (Merged Area), (XLCA), 4.25%, 8/1/36	2,858,716

		$16,342,766

See notes to financial statements

8

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation — 10.3%

$4,175	Alabama State Dock Authority, (MBIA), 4.50%, 10/1/36	$3,317,163
30,000	Alameda, CA, Corridor Transportation Authority, (MBIA), 0.00%, 10/1/31	7,140,600
10,000	Chicago, IL, (O’Hare International Airport), (FSA), 4.75%, 1/1/34(2)	8,552,800
7,120	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/39	405,626
14,735	Fairfax County, VA, Economic Development Authority, (Route 28 Project), (MBIA), 4.25%, 4/1/37	11,996,058
3,715	Maryland Transportation Authority, (FSA), 4.50%, 7/1/41	3,245,796
8,440	Metropolitan Atlanta, GA, Rapid Transit Authority, (FSA), 5.00%, 7/1/34(1)	8,076,911
5,215	Minneapolis and St. Paul, MN, Metropolitan Airports Commission, (FGIC), (MBIA), 4.50%, 1/1/32	4,242,037
1,585	Pima County, AZ, Street and Highway Revenue, (AMBAC), 3.25%, 7/1/21	1,343,367
7,425	Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/36	6,201,731
9,500	Puerto Rico Highway and Transportation Authority, (FSA), 5.25%, 7/1/32	8,069,300
10,000	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	4,319,700

		$66,911,089

Insured-Water and Sewer — 6.0%

$3,900	Chicago, IL, Wastewater Transmission Revenue, (BHAC), 5.50%, 1/1/38	$3,935,802
11,635	El Paso, TX, Water and Sewer Revenue, (MBIA), 4.75%, 3/1/27	10,984,371
1,910	Limestone County, AL, Water and Sewer, (XLCA), 4.25%, 12/1/32	1,182,195
8,000	Louisville and Jefferson County, KY, Metropolitan Sewer District and Drainage System, (AGC), 4.25%, 5/15/38	6,269,680
1,635	Marysville, OH, Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/46	1,305,744
13,840	Massachusetts Water Resource Authority, (FSA), 4.50%, 8/1/46(2)	11,044,458
4,795	New York, NY, Municipal Water Finance Authority, (FSA), 4.50%, 6/15/39	3,906,774

		$38,629,024

Insured-Water Revenue — 0.3%

$2,000	Seattle, WA, Water System, (FSA), 4.50%, 2/1/37	$1,658,440

		$1,658,440

Lease Revenue/Certificates of Participation — 2.1%

$7,350	New York City, NY, Transitional Finance Authority, (Building Aid), 4.50%, 1/15/38	$6,135,854
7,250	New York City, NY, Transitional Finance Authority, (Building Aid), 6.00%, 7/15/38	7,408,122

		$13,543,976

Nursing Home — 0.5%

$1,020	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	$879,627
1,030	Montgomery, PA, Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	905,566
2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	1,518,840

		$3,304,033

Other Revenue — 2.7%

$1,000	Barona, CA, (Band of Mission Indians), 8.25%, 1/1/20(4)	$805,560
48,810	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	812,686
5,265	Buckeye Tobacco Settlement Financing Authority, OH, 5.875%, 6/1/47	2,976,304
1,220	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	682,505
1,585	Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	908,490
7,805	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	4,562,803
1,000	Mohegan Tribe Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(4)	776,850
2,300	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	38,985
400	Otero County, NM, (Jail Project), 5.50%, 4/1/13	354,356
740	Otero County, NM, (Jail Project), 5.75%, 4/1/18	594,620
150	Otero County, NM, (Jail Project), 6.00%, 4/1/23	111,178
285	Otero County, NM, (Jail Project), 6.00%, 4/1/28	196,311
2,735	Salt Verde, AZ, Financial Corporation, Senior Gas Revenue, 5.00%, 12/1/37	1,718,100
2,345	Tobacco Settlement Financing Corp., NJ, 5.00%, 6/1/41	1,190,721
12,555	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	190,836
2,390	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(4)	1,481,370
295	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	279,545

		$17,681,220

See notes to financial statements

9

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Senior Living/Life Care — 1.6%

$1,355	Albuquerque, NM, Retirement Facilities, (La Vida Liena Retirement Center), 6.60%, 12/15/28	$962,524
3,300	Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	1,799,820
1,885	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	1,024,008
3,125	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/42	1,653,344
1,500	Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	971,490
2,725	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	2,014,211
1,480	North Miami, FL, Health Care Facilities Authority, (Imperial Club), 6.125%, 1/1/42	881,384
980	St. Paul, MN, Housing and Redevelopment Authority, (Care Institute, Inc. - Highland), 8.75%, 11/1/24(6)	747,338

		$10,054,119

Special Tax Revenue — 4.8%

$2,500	Baltimore, MD, (Clipper Mill), 6.25%, 9/1/33	$1,632,850
750	Baltimore, MD, (Strathdale Manor), 7.00%, 7/1/33	543,248
1,465	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	1,152,486
1,250	Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	669,237
1,000	Capistrano, CA, Unified School District, 6.00%, 9/1/33	690,210
1,875	Cleveland-Cuyahoga County, OH, Port Authority, 7.00%, 12/1/18	1,743,994
1,500	Frederick County, MD, Urbana Community Development Authority, 6.625%, 7/1/25	1,099,440
4,265	New Jersey Economic Development Authority, (Cigarette Tax), 5.75%, 6/15/34	2,974,283
19,420	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	15,569,791
2,455	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	1,346,543
2,900	Scottsdale, AZ, (Municipal Property Corp.), 4.50%, 7/1/32	2,663,302
1,000	Tiverton, RI, Obligation Tax Increment, (Mount Hope Bay Village), 6.875%, 5/1/22	867,520

		$30,952,904

Transportation — 5.8%

$1,400	Branson, MO, Regional Airport Transportation Development District, 6.00%, 7/1/37	$846,426
13,475	Metropolitan Transportation Authority, NY, 4.50%, 11/15/38	10,213,107
5,000	Metropolitan Transportation Authority, NY, 6.50%, 11/15/28	5,236,850
7,400	New Jersey Transportation Trust Fund Authority, (Transportation System), 6.00%, 12/15/38	7,532,904
15,000	Port Authority of New York and New Jersey, 5.00%, 11/15/37(1)	13,900,050

		$37,729,337

Water and Sewer — 5.0%

$3,075	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$2,219,197
16,200	Metropolitan Water District of Southern California, (Waterworks Revenue Authorization), 4.75%, 7/1/36(1)	15,389,919
2,095	New York, NY, Municipal Water Finance Authority, 4.50%, 6/15/32	1,770,484
1,140	New York, NY, Municipal Water Finance Authority, 4.50%, 6/15/38	940,204
10,000	Portland, OR, Sewer System Revenue, 4.75%, 6/15/30(2)	9,185,700
3,580	Upper Occoquan, VA, Sewer Authority, 4.50%, 7/1/38	3,135,829

		$32,641,333

Total Tax-Exempt Investments — 109.8%
(identified cost $855,313,350)		$710,869,409

Other Assets, Less Liabilities — (9.8)%		$(63,366,904)

Net Assets — 100.0%		$647,502,505

Industry classifications included in the Portfolio of Investments are unaudited.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

PCR - Pollution Control Revenue

PSF - Permanent School Fund

XLCA - XL Capital Assurance, Inc.

At December 31, 2008, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	16.2%
New York	15.8%
California	13.7%
Other, representing less than 10% individually	64.1%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to

See notes to financial statements

10

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2008, 40.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.3% to 15.2% of total investments.

(1)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts or inverse floating-rate security transactions.

(3)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities is $5,889,687 or 0.9% of the Fund’s net assets.

(5)	Security is in default and is making only partial interest payments.

(6)	Security is in default with respect to scheduled principal payments.

See notes to financial statements

11

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at value (identified cost, $855,313,350)	$710,869,409
Cash	22,235,136
Interest receivable	11,352,071
Receivable for investments sold	5,524,324
Receivable for Fund shares sold	9,565,459
Receivable for variation margin on open financial futures contracts	4,900,500

Total assets	$764,446,899

Liabilities

Payable for floating rate notes issued	$92,813,000
Payable for open swap contracts	13,732,529
Payable for Fund shares redeemed	7,718,666
Distributions payable	1,284,803
Payable to affiliates:
Investment adviser fee	273,677
Distribution and service fees	145,415
Trustees’ fees	6,436
Interest expense and fees payable	811,706
Accrued expenses	158,162

Total liabilities	$116,944,394

Net Assets	$647,502,505

Sources of Net Assets

Paid-in capital	$917,707,545
Accumulated net realized loss	(94,088,389)
Accumulated undistributed net investment income	838,807
Net unrealized depreciation	(176,955,458)

Net assets applicable to common shares	$647,502,505

Class A Shares

Net Assets	$454,905,913
Shares Outstanding	64,749,134
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.03
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$7.38

Class B Shares

Net Assets	$21,292,793
Shares Outstanding	3,048,898
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.98

Class C Shares

Net Assets	$47,493,822
Shares Outstanding	6,794,403
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.99

Class I Shares

Net Assets	$123,809,977
Shares Outstanding	16,132,412
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.67

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Interest	$49,767,324

Total investment income	$49,767,324

Expenses

Investment adviser fee	$3,825,666
Distribution and service fees
Class A	1,418,396
Class B	315,315
Class C	457,861
Trustees’ fees and expenses	25,322
Custodian fee	293,156
Transfer and dividend disbursing agent fees	272,331
Legal and accounting services	90,552
Printing and postage	72,119
Registration fees	91,453
Interest expense and fees	2,689,826
Miscellaneous	66,418

Total expenses	$9,618,415

Deduct —
Reduction of custodian fee	139,233

Total expense reductions	$139,233

Net expenses	$9,479,182

Net investment income	$40,288,142

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(30,245,774)
Financial futures contracts	(25,252,461)
Swap contracts	(11,333,611)

Net realized loss	$(66,831,846)

Change in unrealized appreciation (depreciation) —
Investments	$(149,565,561)
Financial futures contracts	(19,617,472)
Swap contracts	(11,974,010)

Net change in unrealized appreciation (depreciation)	$(181,157,043)

Net realized and unrealized loss	$(247,988,889)

Net decrease in net assets from operations	$(207,700,747)

See notes to financial statements

12

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$40,288,142	$32,681,975
Net realized loss from investment transactions, financial futures contracts and swap contracts	(66,831,846)	(19,100,319)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(181,157,043)	(28,794,870)

Net decrease in net assets from operations	$(207,700,747)	$(15,213,214)

Distributions to shareholders —
From net investment income
Class A	$(26,682,737)	$(22,142,615)
Class B	(1,220,801)	(1,402,912)
Class C	(1,802,897)	(864,485)
Class I	(9,832,881)	(7,876,540)

Total distributions to shareholders	$(39,539,316)	$(32,286,552)

Capital share transactions
Proceeds from sale of shares
Class A	$328,139,451	$441,262,873
Class B	2,736,696	3,083,826
Class C	38,430,583	53,965,578
Class I	87,726,634	170,657,297
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	18,158,978	15,079,391
Class B	695,411	799,652
Class C	1,047,422	548,570
Class I	2,649,900	2,476,059
Cost of shares redeemed
Class A	(350,311,017)	(210,475,917)
Class B	(8,315,206)	(7,559,497)
Class C	(28,357,823)	(10,651,063)
Class I	(124,774,098)	(62,811,417)
Net asset value of shares exchanged
Class A	2,592,955	2,371,793
Class B	(2,592,955)	(2,371,793)

Net increase (decrease) in net assets from Fund share transactions	$(32,173,069)	$396,375,352

Net increase (decrease) in net assets	$(279,413,132)	$348,875,586

Net Assets

At beginning of year	$926,915,637	$578,040,051

At end of year	$647,502,505	$926,915,637

Accumulated undistributed net investment income included in net assets

At end of year	$838,807	$338,782

Statement of Cash Flows

Cash Flows From	For the Year Ended
Operating Activities	December 31, 2008

Net decrease in net assets from operations	$(207,700,747)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	$(651,338,330)
Investments sold	768,982,537
Net accretion/amortization of premium (discount)	(3,371,108)
Decrease in interest receivable	1,871,982
Increase in receivable for investments sold	(5,413,779)
Increase in receivable for variation margin on open financial futures contracts	(4,900,500)
Decrease in receivable for open swap contracts	280,585
Decrease in payable for when-issued securities	(11,205,719)
Decrease in payable for variation margin on open financial futures contracts	(963,875)
Increase in payable for open swap contracts	11,693,425
Decrease in payable to affiliate for investment adviser fee	(61,562)
Decrease in payable to affiliate for distribution and service fees	(325,218)
Increase in payable to affiliate for Trustees’ fees	130
Increase in interest expense and fees payable	156,538
Increase in accrued expenses	32,643
Net change in unrealized (appreciation) depreciation from investments	149,565,561
Net realized loss from investments	30,245,774

Net cash provided by operating activities	$77,548,337

Cash Flows From Financing Activities

Proceeds from Fund shares sold	$455,919,204
Fund shares redeemed	(528,134,935)
Cash distributions paid to common shareholders, net of reinvestments	(17,023,285)
Proceeds from secured borrowings	110,428,000
Repayment of secured borrowings	(88,490,000)

Net cash used in financing activities	$(67,301,016)

Net increase in cash	$10,247,321

Cash at beginning of year	$11,987,815

Cash at end of year	$22,235,136

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$22,551,711

See notes to financial statements

13

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007		2006	2005	2004

Net asset value — Beginning of year	$9.590	$10.160		$9.800	$9.780	$9.900

Income (Loss) From Operations

Net investment income(1)	$0.421	$0.409		$0.427	$0.447	$0.515
Net realized and unrealized gain (loss)	(2.569)	(0.573)		0.355	0.036	(0.081)

Total income (loss) from operations	$(2.148)	$(0.164)		$0.782	$0.483	$0.434

Less Distributions

From net investment income	$(0.412)	$(0.406)		$(0.422)	$(0.463)	$(0.554)

Total distributions	$(0.412)	$(0.406)		$(0.422)	$(0.463)	$(0.554)

Net asset value — End of year	$7.030	$9.590		$10.160	$9.800	$9.780

Total Return(2)	(23.07)%	(1.66)%		8.16%	5.04%	4.56%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$454,906	$623,368		$407,852	$197,189	$111,706
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.81%	0.78	%(3)	0.85%	0.89%	0.92%
Interest and fee expense(4)	0.32%	0.31%		0.39%	0.33%	0.24%
Total expenses before custodian fee reduction	1.13%	1.09	%(3)	1.24%	1.22%	1.16%
Expenses after custodian fee reduction excluding interest and fees	0.80%	0.75	%(3)	0.83%	0.87%	0.91%
Net investment income	4.80%	4.15%		4.29%	4.56%	5.29%
Portfolio Turnover	73%	64%		54%	51%	36%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

See notes to financial statements

14

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007		2006	2005	2004

Net asset value — Beginning of year	$9.530	$10.100		$9.740	$9.710	$9.830

Income (Loss) From Operations

Net investment income(1)	$0.353	$0.335		$0.355	$0.378	$0.439
Net realized and unrealized gain (loss)	(2.562)	(0.577)		0.350	0.039	(0.081)

Total income (loss) from operations	$(2.209)	$(0.242)		$0.705	$0.417	$0.358

Less Distributions

From net investment income	$(0.341)	$(0.328)		$(0.345)	$(0.387)	$(0.478)

Total distributions	$(0.341)	$(0.328)		$(0.345)	$(0.387)	$(0.478)

Net asset value — End of year	$6.980	$9.530		$10.100	$9.740	$9.710

Total Return(2)	(23.75)%	(2.44)%		7.38%	4.37%	3.97	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$21,293	$37,610		$46,013	$49,728	$54,016
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.56%	1.53	%(4)	1.60%	1.64%	1.67%
Interest and fee expense(5)	0.32%	0.31%		0.39%	0.33%	0.24%
Total expenses before custodian fee reduction	1.88%	1.84	%(4)	1.99%	1.97%	1.91%
Expenses after custodian fee reduction excluding interest and fees	1.55%	1.50	%(4)	1.58%	1.62%	1.66%
Net investment income	4.02%	3.41%		3.60%	3.88%	4.54%
Portfolio Turnover	73%	64%		54%	51%	36%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.21% due to a change in the timing of the reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

See notes to financial statements

15

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2008	2007		2006(1)

Net asset value — Beginning of period	$9.540	$10.100		$9.720

Income (Loss) From Operations

Net investment income(2)	$0.352	$0.333		$0.218
Net realized and unrealized gain (loss)	(2.561)	(0.565)		0.391

Total income (loss) from operations	$(2.209)	$(0.232)		$0.609

Less Distributions

From net investment income	$(0.341)	$(0.328)		$(0.229)

Total distributions	$(0.341)	$(0.328)		$(0.229)

Net asset value — End of period	$6.990	$9.540		$10.100

Total Return(3)	(23.73)%	(2.34)%		6.33	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$47,494	$49,953		$7,709
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.56%	1.52	%(4)	1.59	%(5)
Interest and fee expense(6)	0.32%	0.31%		0.39	%(5)
Total expenses before custodian fee reduction	1.88%	1.83	%(4)	1.98	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.55%	1.49	%(4)	1.57	%(5)
Net investment income	4.06%	3.41%		3.25	%(5)
Portfolio Turnover	73%	64%		54	%(7)

(1)	For the period from the start of business, May 2, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)	For the year ended December 31, 2006.

(8)	Not annualized.

See notes to financial statements

16

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,

	2008	2007		2006	2005	2004

Net asset value — Beginning of year	$10.480	$11.100		$10.710	$10.690	$10.810

Income (Loss) From Operations

Net investment income(1)	$0.484	$0.474		$0.496	$0.521	$0.589
Net realized and unrealized gain (loss)	(2.817)	(0.623)		0.383	0.032	(0.079)

Total income (loss) from operations	$(2.333)	$(0.149)		$0.879	$0.553	$0.510

Less Distributions

From net investment income	$(0.477)	$(0.471)		$(0.489)	$(0.533)	$(0.630)

Total distributions	$(0.477)	$(0.471)		$(0.489)	$(0.533)	$(0.630)

Net asset value — End of year	$7.670	$10.480		$11.100	$10.710	$10.690

Total Return(2)	(22.88)%	(1.38)%		8.40%	5.28%	4.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$123,810	$215,985		$116,465	$78,771	$71,552
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.56%	0.53	%(3)	0.60%	0.64%	0.67%
Interest and fee expense(4)	0.32%	0.31%		0.39%	0.33%	0.24%
Total expenses before custodian fee reduction	0.88%	0.84	%(3)	0.99%	0.97%	0.91%
Expenses after custodian fee reduction excluding interest and fees	0.55%	0.50	%(3)	0.58%	0.62%	0.66%
Net investment income	5.02%	4.41%		4.56%	4.86%	5.54%
Portfolio Turnover	73%	64%		54%	51%	36%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

See notes to financial statements

17

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance AMT-Free Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide current income exempt from regular federal income tax. The Fund primarily invests in investment grade municipal obligations (those rated BBB, Baa or higher), but may also invest in lower rated obligations. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $42,159,649 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2012 ($4,273,717), December 31, 2013 ($1,429,405), December 31, 2015 ($12,777,842) and December 31, 2016 ($23,678,685).

Additionally, at December 31, 2008, the Fund had net capital losses of $74,236,080 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses

18

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At December 31, 2008, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $92,813,000 and $114,718,391, respectively. The range of interest rates on the Floating Rate Notes outstanding at December 31, 2008 was 1.15% to 6.18%. The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund’s exposure under shortfall and forbearance agreements that were entered into as of December 31, 2008 was approximately $152,000.

The Fund may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Fund’s investment policies and restrictions expressly permit investments in Inverse

19

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money for purposes of making investments. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

K  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Tax-exempt income	$39,533,739	$32,239,552
Ordinary income	5,577	47,000

During the year ended December 31, 2008, accumulated net realized loss was decreased by $248,801 and accumulated undistributed net investment income was decreased by $248,801 due to differences between book

20

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$838,807
Capital loss carryforwards and post October losses	$(116,395,729)
Unrealized depreciation	$(154,648,118)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to inverse floaters, futures contracts, wash sales and accretion of market discount.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%
$500 million up to $1 billion	0.275%	2.75%
$1 billion up to $1.5 billion	0.250%	2.50%
$1.5 billion up to $2 billion	0.225%	2.25%
$2 billion up to $3 billion	0.200%	2.00%
$3 billion and over	0.175%	1.75%

For the year ended December 31, 2008, the adviser fee amounted to $3,825,666, representing 0.45% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $11,488 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and a subsidiary of EVM, received $32,226 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $1,418,396 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2008, the Fund paid or accrued to EVD $236,486 and $343,396 for Class B and Class C shares, respectively, representing 0.75% per annum of the average daily net assets for Class B and Class C shares. At December 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $857,000 and $3,140,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered

21

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $78,829 and $114,465 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $154,000, $51,000 and $24,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $651,338,330 and $768,982,537, respectively, for the year ended December 31, 2008.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	39,442,961	44,696,232
Issued to shareholders electing to receive payments of distributions in Fund shares	2,128,740	1,530,689
Redemptions	(42,112,460)	(21,631,585)
Exchange from Class B shares	320,588	239,104

Net increase (decrease)	(220,171)	24,834,440

	Year Ended December 31,
Class B	2008	2007

Sales	336,914	315,316
Issued to shareholders electing to receive payments of distributions in Fund shares	81,626	81,385
Redemptions	(992,011)	(769,319)
Exchange to Class A shares	(322,220)	(240,590)

Net decrease	(895,691)	(613,208)

	Year Ended December 31,
Class C	2008	2007

Sales	4,805,475	5,522,996
Issued to shareholders electing to receive payments of distributions in Fund shares	124,256	56,202
Redemptions	(3,370,495)	(1,107,499)

Net increase	1,559,236	4,471,699

	Year Ended December 31,
Class I	2008	2007

Sales	9,507,470	15,806,195
Issued to shareholders electing to receive payments of distributions in Fund shares	284,593	229,566
Redemptions	(14,260,075)	(5,923,871)

Net increase (decrease)	(4,468,012)	10,111,890

22

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$758,971,998

Gross unrealized appreciation	$12,853,947
Gross unrealized depreciation	(153,769,536)

Net unrealized depreciation	$(140,915,589)

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

10   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2008 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

3/09	1,452 U.S. Treasury Bond	Short	$(181,665,075)	$(200,444,063)	$(18,778,988)

Interest Rate Swaps

		Annual
		Fixed
		Rate	Floating		Net
	Notional	Paid By	Rate Paid	Effective Date/	Unrealized
Counterparty	Amount	Fund	To Fund	Termination Date	Depreciation

JPMorgan Chase Co.	$15,737,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(5,940,345)

Merrill Lynch Capital Services, Inc.	13,275,000	4.682	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	(5,015,298)

Morgan Stanley Capital Services, Inc.	7,400,000	4.691	3-month- USD-LIBOR-BBA	June 11, 2009/ June 11, 2039	(2,776,886)

					$(13,732,529)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At December 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

11   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(18,778,988)
Level 2	Other Significant Observable Inputs	710,869,409	(13,732,529)
Level 3	Significant Unobservable Inputs	—	—

Total		$710,869,409	$(32,511,517)

23

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

*	Other financial instruments include futures and interest rate swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

12   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

24

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance AMT-Free
Municipal Bond Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Bond Fund (the “Fund”) (one of the series constituting the Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

25

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar year 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 99.99% of dividends from net investment income as an exempt-interest dividend.

26

Eaton Vance AMT-Free Municipal Bond Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	86,263,047	886,249
Thomas E. Faust Jr.	86,258,286	891,010
Allen R. Freedman	86,236,376	912,920
William H. Park	86,263,047	886,249
Ronald A. Pearlman	86,204,333	944,963
Helen Frame Peters	86,223,227	926,069
Heidi L. Steiger	86,263,444	885,852
Lynn A. Stout	86,234,735	914,561
Ralph F. Verni	86,235,815	913,481

27

Eaton Vance AMT-Free Municipal Bond Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance AMT-Free Municipal Bond Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance AMT-Free Municipal Bond Fund (the “Fund”), with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes in such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and tax efficiency. The Board noted the experience of the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

29

Eaton Vance AMT-Free Municipal Bond Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance AMT-Free Municipal Bond Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Parametric” refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

31

Eaton Vance AMT-Free Municipal Bond Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

32

Eaton Vance AMT-Free Municipal Bond Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance AMT-Free Municipal Bond Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing,investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

279-2/09	MBSRC

Eaton Vance
Investment Managers

EDUCATION

Annual Report December 31, 2008

# EATON VANCE TAX FREE RESERVES

Education Investment Managers Annual Report December 31, 2008 EATON VANCE TAX FREE RESERVES

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status,account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax Free Reserves as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
ADAM A. WEIGOLD, CFA
Portfolio Manager
Economic and Market Conditions
•	During the year ended December 31, 2008, the U.S. economy began to contract as the credit crunch that had evolved from the subprime mortgage crisis of 2007 affected nearly every business sector. Economic growth in the third quarter of 2008 retracted 0.3%, down from a positive second quarter of 2008 growth rate of 2.8% and a positive, but meager 0.9% in the first quarter of 2008, according to data released by the U.S. Department of Commerce.

•	The capital markets experienced historic events resulting in unprecedented volatility during the period. In September 2008 alone, for example, the federal government took control of federally-chartered mortgage giants Fannie Mae and Freddie Mac; Lehman Brothers filed for bankruptcy protection; and Bank of America announced its acquisition of Merrill Lynch. During the period, the U.S. Federal Reserve (the “Fed”) lowered the Federal Funds rate to a range of 0.0% to 0.25% from as high as 5.25% in the summer of 2007. In addition to its interest rate policy, the Fed has also taken extraordinary actions through a variety of innovative lending techniques in an attempt to facilitate an easing of the credit crisis.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Management Discussion
•	As a result of the steep decline in short-term interest rates, management lengthened the weighted average maturity in the Fund, seeking to increase the Fund’s yield in a difficult yield environment for high-quality short-term fixed-income securities. Management continued its conservative and vigilant stance on maintaining the highest credit quality possible.

•	The Fund invests principally in dollar-denominated, high-quality fixed-income securities, including bonds, notes and commercial paper, the interest from which is exempt from regular federal income tax.[1]

•	The Fund seeks to invest in short-term obligations that have been rated in one of the two highest short-term ratings categories by at least two nationally recognized rating services or unrated securities of comparable quality.

•	Taxes are always a concern for investors who wish to maximize their after-tax returns. A money market mutual fund investing in high-quality investments, exempt from regular federal income tax,[1] can be a sensible way to earn income, while seeking to preserve capital and maintain liquidity.

•	An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. However, the Fund is a participant in the U.S. Treasury Department’s Temporary Money Market Guaranty Program (the “Program”). Under the Program, amounts of Fund shares owned by shareholders as of the close of business on September 19, 2008 are guaranteed by the U.S. Treasury against loss, subject to certain conditions. The Program expires on April 30, 2009 unless further extended by the U.S. Treasury; however, the Program may not be extended beyond September 18, 2009.[2]

[1]	A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state or local income tax.

[2]	Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

1

Eaton Vance Tax Free Reserves as of December 31, 2008
FUND PERFORMANCE AND PORTFOLIO COMPOSITION

Average Annual Total Returns[1]
One Year	1.67%
Five Years	1.90
Ten Years	1.94

Yield Information[2]
Current Yield For The 7-Day Period Ended 12/31/08	0.31%
Taxable Equivalent Current Yield For The 7-Day Period Ended 12/31/08	0.48
Portfolio Composition
By net assets

[1]	Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (as applicable) with all distributions reinvested. There is no sales charge. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com. Absent a fee waiver by the investment adviser in effect for certain periods, the returns would be lower.

[2]	Taxable equivalent yield information assumes a Federal tax rate of 35%. For current yield information call 1-800-262-1122.

2

Eaton Vance Tax Free Reserves as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax Free Reserves

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual	$1,000.00	$1,008.20	$3.23

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,021.90	$3.25

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008.

3

Eaton Vance Tax Free Reserves as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 96.9%
Principal Amount
(000’s omitted)	Security	Value

General Obligation Notes/Bonds — 5.3%

$1,485	Austin, TX, Public Property Finance Contractual Obligations, 4.00%, 5/1/09	$1,495,826
620	Dallas County, TX, 5.25%, 8/15/09	631,291
1,000	Delaware, 5.00%, 1/1/09	1,000,000
1,000	Mecklenburg County, NC, 2.00%, 2/1/26	1,008,295
1,000	Minnesota, 5.00%, 8/1/09	1,020,415
810	Wicomico County, MD, (FSA), 5.00%, 12/1/09	831,822

		$5,987,649

Revenue Notes/Bonds — 10.8%

$1,400	Ashwaubenon, WI, Community Development Authority, Lease Revenue, Prerefunded to 6/1/09, 5.70%, 6/1/24	$1,422,587
2,000	California Communities Note Program, Tax and Revenue Anticipation, 3.00%, 6/30/09	2,011,360
1,500	Fairfax County, VA, Redevelopment & Housing Authority, 4.00%, 10/1/09	1,516,354
1,500	Georgia Municipal Gas Authority, 2.50%, 12/16/09	1,516,218
2,000	Illinois Housing Development Authority, (AMT), 1.98%, 2/1/39	2,000,000
1,000	Metropolitan School District of Warren Township Vision, IN, (FSA), 3.25%, 1/10/09	1,000,226
740	South Bend, IN, Community School Corporation, (FSA), 3.00%, 7/5/09	742,380
1,000	Virginia Beach Development Authority, Facility Revenue, 5.00%, 5/1/09	1,012,396
1,000	Virginia Public Building Authority, 6.00%, 8/1/09	1,024,652

		$12,246,173

Variable Rate Demand Obligations — 80.8%

$200	Athens-Clarke County, GA, Unified Government Development Authority, (University of Georgia Athletic Association), (LOC: SunTrust Bank), 1.10%, 9/1/31	$200,000
2,000	Atlanta, GA, Water & Wastewater Revenue, (Liq: Landesbank Hessen-Thuringen), (BHAC), (FSA), 1.38%, 11/1/43	2,000,000
2,400	Bloomington-Normal, IL, Airport Authority, (SPA: Bank One N.A.), 0.80%, 1/1/23	2,400,000
1,800	Blount County, TN, Public Building Authority, (LOC: SunTrust Bank), 1.10%, 6/1/31	1,800,000
2,000	California Housing Finance Agency, (SPA: Bank of Nova Scotia), (AMT), 1.45%, 8/1/32	2,000,000
2,000	California Infrastructure & Economic Development Bank, (LOC: Wells Fargo Bank N.A.), (AMT), 0.75%, 12/1/16	2,000,000
1,000	California Pollution Control Financing Authority, (LOC: Bank Tokyo-Mitsubishi), (AMT), 1.25%, 4/1/18	1,000,000
2,500	California Statewide Communities Development Authority, (Ramon Valley Associates LP), (LOC: East West Bank), (AMT), 1.05%, 6/1/28	2,500,000
1,185	Christian County, KY, Association of County Leasing Trust, (LOC: U.S. Bank N.A.), 1.10%, 4/1/37	1,185,000
615	Cleveland-Cuyahoga County, OH, Port Authority Cultural Facility, (Playhouse Square Foundation), (LOC: Fifth Third Bank), 2.30%, 11/15/34	615,000
1,000	Colorado Educational and Cultural Facilities Authority, (Jewish Day School of Seattle), (LOC: U.S. Bank N.A.), 1.15%, 6/30/36	1,000,000
990	Colorado Educational and Cultural Facilities Authority, (YMCA of Metropolitan Denver), (LOC: Wells Fargo Bank N.A.), 1.13%, 7/1/18	990,000
2,000	Colorado Health Facilities Authority, (Liq: Morgan Stanley), (FSA), 6.23%, 9/1/36	2,000,000
830	Colorado Housing and Finance Authority, (SPA: Calyon Bank), 1.25%, 4/1/38	830,000
1,400	Connecticut Health and Educational Facilities Authority, (Bradley Health Care), (LOC: Bank of America N.A.), 0.45%, 7/1/29	1,400,000
2,000	Corona-Norco, CA, Unified School District, (SPA: Dexia Credit Local), (FSA), 4.00%, 11/1/21	2,000,000
1,300	Cuyahoga County, OH, (Cleveland Clinic), (SPA: JPMorgan Chase Bank), 1.05%, 1/1/39	1,300,000
2,000	De Kalb, GA, Private Hospital Authority, (ESR Children’s Health Care System), (LOC: SunTrust Bank Atlanta), 0.75%, 12/1/28	2,000,000
200	Delaware Valley, PA, Regional Finance Authority, (LOC: Bayerische Landesbank), 0.85%, 12/1/17	200,000
700	Delaware Valley, PA, Regional Finance Authority, (LOC: Bayerische Landesbank), 0.85%, 12/1/20	700,000
2,005	Forsyth County, NC, (SPA: Wachovia Bank N.A.), 2.60%, 3/1/25	2,005,000
800	Fulco, GA, Hospital Authority, (Piedmont Medical Center), (LOC: SunTrust Bank), 1.22%, 3/1/24	800,000
2,050	Fulton County, GA, Development Authority, (United Way of Metropolitan Atlanta), (LOC: Wachovia Bank N.A.), 2.05%, 6/1/24	2,050,000
300	Galveston, TX, Industrial Development Corp., (Mitchell Interests), (LOC: JPMorgan Chase Bank), (AMT), 1.11%, 9/1/13	300,000
1,630	Gwinnett County, GA, Development Authority, (SPA: Landesbank Hessen-Thuringen), 0.85%, 9/1/31	1,630,000
800	Harris County, TX, Health Facilities Development Corp., (St. Luke’s Episcopal Hospital), (SPA: JPMorgan Chase Bank), 1.10%, 2/15/31	800,000
2,500	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (LOC: SunTrust Bank), 1.20%, 11/15/12	2,500,000
1,900	Illinois Development Finance Authority, (British Home for Retired Men and Women), (LOC: LaSalle Bank N.A), 1.20%, 11/1/27	1,900,000

See notes to financial statements

4

Eaton Vance Tax Free Reserves as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Variable Rate Demand Obligations (continued)

1,400	Illinois Finance Authority, (Northwestern Memorial Hospital), (SPA: Bank of Nova Scotia), 1.15%, 8/15/42	1,400,000
1,000	Illinois Health Facilities Authority, (Rehabilitation Institute of Chicago), (LOC: Bank of America N.A.), 1.15%, 4/1/32	1,000,000
2,000	Jacksonville, FL, Transit Revenue, (SPA: JPMorgan Chase Bank), 1.05%, 10/1/32	2,000,000
700	Las Vegas Valley, NV, Water District, (SPA: Dexia Credit Local), 1.10%, 6/1/36	700,000
1,000	Long Island, NY, Power Authority, Electric System Revenue, (LOC: State Street Bank and Trust Co.), 1.05%, 5/1/33	1,000,000
2,000	Massachusetts, (SPA: State Street Bank and Trust Co.), 1.05%, 1/1/21	2,000,000
1,515	Mecklenburg County, NC, Certificates of Participation, (SPA: Landesbank Hessen-Thuringen), 0.90%, 2/1/27	1,515,000
1,300	Medford, OR, Hospital Facilities Authority, (Cascade Manor, Inc.), (LOC: KBC Bank N.V.), 1.15%, 7/1/36	1,300,000
3,680	Metropolitan Transportation Authority, NY, (Liq: Citigroup Financial Products), (BHAC), (FSA), 1.37%, 11/15/30	3,680,000
1,800	Miami, FL, Health Facilities Authority, (Mercy Hospital), (LOC: NationsBank N.A.), 0.72%, 8/1/20	1,800,000
2,000	Nebraska Investment Finance Authority, Single Family Housing Revenue, (SPA: Federal Home Loan Bank), (AMT), 0.95%, 9/1/37	2,000,000
1,750	Nebraska Investment Finance Authority, Single Family Housing Revenue, (SPA: Federal Home Loan Bank), (AMT), 0.95%, 9/1/38	1,750,000
1,200	New Hampshire Business Finance Authority, (Alice Peck Day Health Systems), (LOC: TD Banknorth N.A.), 1.78%, 10/1/36	1,200,000
2,025	New Hampshire Health and Education Facilities Authority, (Dartmouth College), (SPA: JPMorgan Chase Bank), 0.60%, 6/1/23	2,025,000
1,000	New Jersey Health Care Facilities Financing Authority, (Somerset Medical Center), (LOC: TD Banknorth N.A.), 1.25%, 7/1/24	1,000,000
2,400	New York Dormitory Authority, (Mental Health Services), (SPA: HSBC Bank USA N.A.), 1.00%, 2/15/31	2,400,000
600	New York, NY, (LOC: Bank of New York), 1.00%, 3/1/34	600,000
1,400	New York, NY, (LOC: Westdeutsche Landesbank), 0.95%, 8/1/23	1,400,000
500	New York, NY, Housing Development Corp., (SPA: Bank of America N.A.), (AMT), 1.15%, 5/1/13	500,000
1,075	New York, NY, Municipal Water Finance Authority, (SPA: Bank of Nova Scotia), 0.95%, 6/15/38	1,075,000
990	North Carolina Capital Facility Finance Agency, (Wake Forest University), 1.73%, 1/1/18	990,000
2,830	Odessa, TX, Water & Sewer Revenue, (Liq: Citigroup Financial Products), (BHAC), (FSA), 1.38%, 4/1/15	2,830,000
1,500	Oklahoma State Capital Improvement Authority, (SPA: Bank of America N.A.), 1.05%, 7/1/35	1,500,000
600	Oregon Health and Science University, (Oshu Medical Group), (LOC: Bank of New York), 0.91%, 7/1/33	600,000
1,965	Oregon Health, Housing, Educational & Cultural Facilities Authority, (Oregon Baptist Retirement Homes), (LOC: U.S. Bank N.A.), 1.15%, 12/1/15	1,965,000
900	Pasadena, TX, Independent School District, (PSF Guaranteed), (SPA: Bank of America N.A.), 1.15%, 8/15/26	900,000
2,200	Pennsylvania Turnpike Commission, (SPA: Landesbank Baden-Wurttemberg), 0.75%, 12/1/30	2,200,000
2,500	Philadelphia, PA, Authority for Industrial Development, (LOC: Citizens Bank of PA), 0.80%, 7/1/32	2,500,000
2,000	Philadelphia, PA, Gas Works Revenue, (LOC: JPMorgan Chase Bank, LOC: Bank of Nova Scotia), 1.00%, 9/1/34	2,000,000
2,000	Private Colleges and Universities Authority, GA, (Emory University), 0.80%, 9/1/35	2,000,000
1,000	Travis County, TX, Housing Finance Corp., (Mid-America Apartments, LP), (Travis Apartments), (Liq: FNMA), 0.85%, 2/15/34	1,000,000
1,000	University of Michigan, 1.10%, 12/1/37	1,000,000
415	Vermont Educational and Health Buildings Finance Agency, (Brattleboro Memorial Hospital), (LOC: TD Banknorth N.A.), 0.95%, 10/1/28	415,000
575	Vermont Educational and Health Buildings Finance Agency, (North Country Hospital and Health Center), (LOC: TD Banknorth N.A.), 0.95%, 10/1/34	575,000
865	Vermont Educational and Health Buildings Finance Agency, (Southwestern Vermont Medical Center), (LOC: TD Banknorth N.A.), 0.95%, 10/1/38	865,000

		$91,790,000

Total Tax-Exempt Investments — 96.9%
(amortized cost $110,023,822) (1)		$110,023,822

Other Assets, Less Liabilities — 3.1%		$3,529,352

Net Assets — 100.0%		$113,553,174

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance, Inc.

Liq - Liquidity Provider

See notes to financial statements

5

Eaton Vance Tax Free Reserves as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

LOC - Letter of Credit
PSF - Permanent School Fund
SPA - Standby Bond Purchase Agreement

(1)	Cost for federal income taxes is the same.

The stated interest rate on variable rate demand obligations represents the rate in effect at December 31, 2008.

At December 31, 2008, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Georgia	10.7%
California	10.3%
Others, representing less than 10% individually	75.9%

At December 31, 2008, the concentration of the Fund’s investments in the various industries, determined as a percentage of net assets, is as follows:

Hospital	15.0%
General Obligations	13.6%
Housing	12.4%
Others, representing less than 10% individually	55.9%

Industry classifications included in the above table are unaudited.

See notes to financial statements

6

Eaton Vance Tax Free Reserves as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at amortized cost	$110,023,822
Cash	1,333,355
Interest receivable	400,144
Receivable for investments sold	1,195,758
Receivable for Fund shares sold	1,224,559
Other assets	10,947

Total assets	$114,188,585

Liabilities

Payable for Fund shares redeemed	$516,536
Distributions payable	40,029
Payable to affiliates:
Investment adviser fee	51,369
Trustees’ fees	666
Accrued expenses	26,811

Total liabilities	$635,411

Net Assets for 113,596,672 shares of beneficial interest outstanding	$113,553,174

Sources of Net Assets

Paid-in capital	$113,553,339
Accumulated net realized loss (computed on the basis of identified cost)	(165)

Total	$113,553,174

Net Asset Value, Offering Price and Redemption Price Per Share

($113,553,174 ÷ 113,596,672 shares of beneficial interest outstanding)	$1.00

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Interest	$1,926,350

Total investment income	$1,926,350

Expenses

Investment adviser fee	$431,555
Trustees’ fees and expenses	4,925
Custodian fee	61,493
Transfer and dividend disbursing agent fees	5,115
Legal and accounting services	33,606
Printing and postage	4,590
Registration fees	11,929
Insurance fee	9,444
Miscellaneous	7,837

Total expenses	$570,494

Deduct —
Reduction of custodian fee	$4,642

Total expense reductions	$4,642

Net expenses	$565,852

Net investment income	$1,360,498

Net increase in net assets from operations	$1,360,498

See notes to financial statements

7

Eaton Vance Tax Free Reserves as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$1,360,498	$1,451,042
Net realized gain from investment transactions	—	291

Net increase in net assets from operations	$1,360,498	$1,451,333

Distributions to shareholders —
From net investment income	$(1,386,284)	$(1,451,042)

Total distributions to shareholders	$(1,386,284)	$(1,451,042)

Transactions in shares of beneficial interest at
Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$239,805,503	$110,665,482
Net asset value of shares issued to shareholders in payment of distributions declared	430,426	441,752
Cost of shares redeemed	(196,936,357)	(79,324,661)

Net increase in net assets from Fund share transactions	$43,299,572	$31,782,573

Net increase in net assets	$43,273,786	$31,782,864

Net Assets

At beginning of year	$70,279,388	$38,496,524

At end of year	$113,553,174	$70,279,388

See notes to financial statements

8

Eaton Vance Tax Free Reserves as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2008	2007		2006		2005		2004

Net asset value — Beginning of year	$1.000	$1.000		$1.000		$1.000		$1.000

Income (loss) from operations

Net investment income	$0.016	$0.029		$0.027		$0.017		$0.005
Net realized and unrealized gain	0.001	—		—		—		—

Total income from operations	$0.017	$0.029		$0.027		$0.017		$0.005

Less distributions

From net investment income	$(0.017)	$(0.029)		$(0.027)		$(0.017)		$(0.005)

Total distributions	$(0.017)	$(0.029)		$(0.027)		$(0.017)		$(0.005)

Net asset value — End of year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return(1)	1.67%	2.99%		2.71%		1.67%		0.51%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$113,553	$70,279		$38,497		$34,058		$25,594
Ratios (as a percentage of average daily net assets):
Net expenses before custodian fee reduction	0.66%	0.70	%(2)	0.77	%(2)	0.82	%(2)	0.83	%(2)
Net expenses after custodian fee reduction	0.66%	0.69	%(2)	0.69	%(2)	0.71	%(2)	0.73	%(2)
Net investment income	1.58%	2.94%		2.68%		1.69%		0.50%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)	The investment adviser voluntarily waived a portion of its investment adviser fee (equal to 0.03%, 0.04%, 0.03% and less than 0.01% of average daily net assets for the years ended December 31, 2007, 2006, 2005 and 2004, respectively). Absent this waiver, total return would be lower.

See notes to financial statements

9

Eaton Vance Tax Free Reserves as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax Free Reserves (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide as high a rate of income exempt from regular federal income tax as may be consistent with preservation of capital and maintenance of liquidity.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation —
The Fund values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which the Fund must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, the Fund may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions and Related Income —
Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes —
The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $165 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2014.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses —
The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction —
State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates —
The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications —
Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so

10

Eaton Vance Tax Free Reserves as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Tax-exempt income	$1,360,498	$1,449,732
Ordinary income	25,786	1,310

During the year ended December 31, 2008, accumulated distributions in excess of net investment income was decreased by $25,786 and paid-in capital was decreased by $25,786 due to differences between book and tax accounting, primarily for the tax treatment of distributions in excess of net tax-exempt income. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(165)

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2008, the fee amounted to $431,555. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $397 in sub-transfer agent fees.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales (including maturities) of investments aggregated $257,197,049 and $217,903,000, respectively, for the year ended December 31, 2008.

5   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund).

6   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

7   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

11

Eaton Vance Tax Free Reserves as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Valuation Inputs	Investments in Securities

Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	110,023,822
Level 3	Significant Unobservable Inputs	—

Total		$110,023,822

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

8   Temporary Guarantee Program

The Fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the Guarantee Program). Under the Guarantee Program, amounts of Fund shares owned by shareholders as of the close of business on September 19, 2008 are guaranteed by the U.S. Treasury against loss in the event (i) the Fund’s market-based net asset value falls below $0.995 per share (i.e., rounds to less than $1.00 per share) and (ii) the Fund subsequently liquidates (the “guarantee event”). Upon such event, Fund shareholders who have continuously maintained a Fund account from September 19, 2008 until the guarantee event would be eligible to receive from the U.S. Treasury the difference between $1.00 per share and the Fund’s net proceeds per share upon liquidation applied to the lesser of shares held by such shareholders on September 19, 2008 or on the date of the guarantee event. Investors who became Fund shareholders after September 19, 2008, or who owned an account in the Fund on September 19, 2008 but subsequently closed their account, would not receive a payment under the Guarantee Program. Guarantee payments under the Guarantee Program are subject to an overall limit of approximately $50 billion for all eligible money market funds participating in the Guarantee Program. To participate in the Guarantee Program, the Fund paid a fee equal to 0.010% of the value of its shares outstanding as of September 19, 2008 at $1.00 per share. Such fee was amortized to expense over the Guarantee Program’s initial three-month period which expired on December 18, 2008. The U.S. Treasury extended the Guarantee Program to April 30, 2009; however, the Guarantee Program may not be extended beyond September 18, 2009. The Trustees approved the Fund’s continued participation in the Guarantee Program and the Fund paid an additional premium which is being amortized over the period of the extension.

12

Eaton Vance Tax Free Reserves as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax Free Reserves:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax Free Reserves (the “Fund”) (one of the series constituting the Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 20, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax Free Reserves as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

13

Eaton Vance Tax Free Reserves as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar year 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends – The Fund designates 98.14% of dividends from net investment income as an exempt-interest dividend.

14

Eaton Vance Tax Free Reserves

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	16,847,215	2,022,522
Thomas E. Faust Jr.	16,847,215	2,022,522
Allen R. Freedman	16,847,215	2,022,522
William H. Park	16,847,215	2,022,522
Ronald A. Pearlman	16,847,215	2,022,522
Helen Frame Peters	16,847,215	2,022,522
Heidi L. Steiger	16,847,215	2,022,522
Lynn A. Stout	16,847,215	2,022,522
Ralph F. Verni	16,847,215	2,022,522

15

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

16

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax Free Reserves (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser’s experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

17

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board noted that the Fund’s performance relative to its peers is affected by the Fund’s emphasis on quality and its lower proportion of securities which produce income subject to alternative minimum tax (“AMT Securities”). AMT Securities generally have higher yields than securities which produce income not subject to alternative minimum tax. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

18

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. and “Parametric” refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
		Office and		in Fund Complex
Name and	Position(s)	Length of	Principal Occupation(s)	Overseen By
Date of Birth	with the Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

19

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
		Office and		in Fund Complex
Name and	Position(s)	Length of	Principal Occupation(s)	Overseen By
Date of Birth	with the Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
Office and
Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	with the Trust	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

20

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION CONT’D

Term of
Office and
Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	with the Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

21

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Investment Adviser
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax Free Reserves
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

277-2/09	TRSRC

Eaton Vance
Investment Managers

Annual Report December 31, 2008

WALL ST

# EATON VANCE TAX-MANAGED GROWTH FUND 1.1

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/brokerdealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.

•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.

•	For the year ended December 31, 2008, all 10 sectors in the S&P 500 Index registered declines. Consumer staples, health care and utilities held up relatively better during the year, while the financials, materials and information technology sectors produced the weakest results. Market-leading industries of 2008 included food and staples retailing, biotechnology, and household products. In contrast, the thrifts and mortgage finance, independent power producers, wireless telecommunication services, and capital markets industries realized the most significant losses.
Michael A. Allison, CFA
Co-Portfolio Manager
Yana S. Barton, CFA
Co-Portfolio Manager
Lewis R. Piantedosi
Co-Portfolio Manager
Duncan W. Richardson, CFA
Co-Portfolio Manager
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	Eaton Vance Tax-Managed Growth Fund 1.1 (the Fund)[1] outperformed the S&P 500 Index (the “Index”) for the year ended December 31, 2008, due in part to differences in sector allocation and relatively stronger stock selection versus the Index.

•	During the year ended December 31, 2008, the Fund remained overweight in the industrials, consumer staples and consumer discretionary sectors, while continuing to underweight the technology, materials, telecommunications and utilities sectors. The Fund benefited from its relatively stronger investments in eight of the ten economic sectors. Its commitment to consumer staples and health care, including investment selections in beverages, food products and pharmaceutical stocks, added to results.
Eaton Vance Tax-Managed Growth Fund 1.1 Total Return Performance 12/31/07 — 12/31/08

Class A2	-33.04%
Class B2	-33.53
Class C2	-33.56
Class I2	-32.77
Class S2	-32.93
S&P 500 Index[3]	-36.99
Lipper Large-Cap Core Funds Classification[3]	-37.23
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests its assets in Tax-Managed Growth Portfolio, a separate registered investment company with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class S shares are offered to certain investors at net asset value.

[3]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund’s underweight exposure to the information technology sector, specifically computers and peripherals, softwaren and semiconductors, also proved beneficial. Stock selection within the energy equipment and services and chemicals industries additionally boosted the Fund’s results. An underweight position in the materials sector — one of the worst-performing sectors in the Index — added value relative to the benchmark. A shift during the year to reduce the Fund’s overweight exposure to financials, combined with selectiveness within the sector, added to the Fund’s relative performance.

•	During the year ended December 31, 2008, investments in electric utilities were the largest detractors as the Fund’s de-emphasis of the utilities sector diminished results. Telecommunication stocks were also weak contributors to relative performance as the Fund’s underweight exposure to the telecommunication services sector hampered performance.

•	The Fund continued to employ its tax-management strategies that seek to maximize after-tax returns for long-term, tax-paying shareholders. The Fund’s after-tax return information can be found on page 4 of this report.

•	As always, we thank you for your continued confidence and participation in the Fund.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Top Ten Holdings*
By net assets

Exxon Mobil Corp.	3.4%
PepsiCo, Inc.	3.2
Procter & Gamble Co.	2.6
ConocoPhillips	2.4
Coca-Cola Co. (The)	2.3
Johnson & Johnson	2.2
Pfizer, Inc.	2.1
Abbott Laboratories	1.9
United Technologies Corp.	1.9
BP PLC ADR	1.7

*	Top Ten Holdings represented 23.7% of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.
Sector Weightings**
By net assets

**	As a percentage of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I	Class S
Share Class Symbol	ETTGX	EMTGX	ECTGX	EITMX	ESTGX
Average Annual Total Returns (at net asset value)
One Year	-33.04%	-33.53%	-33.56%	-32.77%	-32.93%
Five Years	-2.04	-2.77	-2.78	-1.75	-1.89
Ten Years	-0.32	-1.06	-1.09	N.A.	N.A.
Life of Fund†	5.11	4.32	4.10	-0.99	-1.00

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-36.89%	-36.85%	-34.21%	-32.77%	-32.93%
Five Years	-3.20	-3.16	-2.78	-1.75	-1.89
Ten Years	-0.91	-1.06	-1.09	N.A.	N.A.
Life of Fund†	4.62	4.32	4.10	-0.99	-1.00

†	Inception Dates — Class A and Class B: 3/28/96; Class C: 8/2/96; Class I: 7/2/99; Class S: 5/14/99

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I
Expense Ratio	0.82%	1.57%	1.57%	0.58%

[2]	Source: Prospectus dated 5/1/08.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/28/96.
A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 12/31/98, Class I shares on 7/2/99 (commencement of operations) and Class S shares on 5/14/99 (commencement of operations) would have been valued at $8,988, $8,961, $9,096 and $9,076, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended December 31, 2008)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-33.04%	-2.04%	-0.32%
Return After Taxes on Distributions	-33.25	-2.22	-0.41
Return After Taxes on Distributions and Sale of Fund Shares	-21.21	-1.69	-0.25
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-36.89%	-3.20%	-0.91%
Return After Taxes on Distributions	-37.08	-3.37	-1.00
Return After Taxes on Distributions and Sale of Fund Shares	-23.72	-2.65	-0.75
Average Annual Total Returns
(For the periods ended December 31, 2008)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	-33.56%	-2.78%	-1.09%
Return After Taxes on Distributions	-33.67	-2.85	-1.13
Return After Taxes on Distributions and Sale of Fund Shares	-21.67	-2.33	-0.91
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	-34.21%	-2.78%	-1.09%
Return After Taxes on Distributions	-34.33	-2.85	-1.13
Return After Taxes on Distributions and Sale of Fund Shares	-22.09	-2.33	-0.91
Class A and Class B of the Fund commenced investment operations on 3/28/96, Class C commenced operations on 8/2/96, Class I commenced operations on 7/2/99, and Class S commenced operations on 5/14/99. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.
Average Annual Total Returns
(For the periods ended December 31, 2008)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-33.53%	-2.77%	-1.06%
Return After Taxes on Distributions	-33.55	-2.78	-1.07
Return After Taxes on Distributions and Sale of Fund Shares	-21.77	-2.33	-0.89

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-36.85%	-3.16%	-1.06%
Return After Taxes on Distributions	-36.87	-3.17	-1.07
Return After Taxes on Distributions and Sale of Fund Shares	-23.92	-2.66	-0.89
Average Annual Total Returns
(For the periods ended December 31, 2008)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Five Years	Ten Years
Return Before Taxes	-32.77%	-1.75%	-0.01%
Return After Taxes on Distributions	-33.03	-2.01	-0.16
Return After Taxes on Distributions and Sale of Fund Shares	-20.97	-1.43	0.01
Average Annual Total Returns
(For the periods ended December 31, 2008)
Returns at Net Asset Value (NAV) (Class S)

	One Year	Five Years	Life of Fund
Return Before Taxes	-32.93%	-1.89%	-1.00%
Return After Taxes on Distributions	-33.14	-2.12	-1.13
Return After Taxes on Distributions and Sale of Fund Shares	-21.13	-1.61	-0.85
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$762.10	$3.94
Class B	$1,000.00	$759.20	$7.25
Class C	$1,000.00	$759.00	$7.25
Class I	$1,000.00	$763.70	$2.79
Class S	$1,000.00	$762.80	$3.23

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.52
Class B	$1,000.00	$1,016.90	$8.31
Class C	$1,000.00	$1,016.90	$8.31
Class I	$1,000.00	$1,022.00	$3.20
Class S	$1,000.00	$1,021.50	$3.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% for Class A shares, 1.64% for Class B shares, 1.64% for Class C shares, 0.63% for Class I shares and 0.73% for Class S shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $1,020,720,963)	$1,409,328,051
Receivable for Fund shares sold	3,979,077

Total assets	$1,413,307,128

Liabilities

Payable for Fund shares redeemed	$9,287,071
Payable to affiliate for distribution and service fees	551,217
Dividends payable	1,450
Payable to affiliate for Trustees’ fees	125
Accrued expenses	496,536

Total liabilities	$10,336,399

Net Assets	$1,402,970,729

Sources of Net Assets

Paid-in capital	$1,802,918,213
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(788,776,824)
Accumulated undistributed net investment income	222,252
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	388,607,088

Total	$1,402,970,729

Class A Shares

Net Assets	$979,379,777
Shares Outstanding	55,467,805
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.66
Maximum Offering Price Per Share
(100 ÷ 94.25 of $17.66)	$18.74

Class B Shares

Net Assets	$115,096,432
Shares Outstanding	6,730,130
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.10

Class C Shares

Net Assets	$286,459,171
Shares Outstanding	17,812,372
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.08

Class I Shares

Net Assets	$4,001,956
Shares Outstanding	240,463
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.64

Class S Shares

Net Assets	$18,033,393
Shares Outstanding	1,011,115
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.84

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $504,940)	$46,361,243
Interest allocated from Portfolio	679,531
Securities lending income allocated from Portfolio, net	104,961
Expenses allocated from Portfolio	(9,341,557)

Net investment income from Portfolio	$37,804,178

Expenses

Trustees’ fees and expenses	$1,152
Distribution and service fees
Class A	3,356,426
Class B	2,537,656
Class C	4,248,600
Class S	50,133
Transfer and dividend disbursing agent fees	1,996,485
Printing and postage	375,351
Registration fees	56,426
Custodian fee	51,357
Legal and accounting services	25,305
Miscellaneous	634,113

Total expenses	$13,333,004

Net investment income	$24,471,174

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)(1)	$98,593,858
Foreign currency transactions	1,983

Net realized gain	$98,595,841

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(918,224,237)
Foreign currency	(8,956)

Net change in unrealized appreciation (depreciation)	$(918,233,193)

Net realized and unrealized loss	$(819,637,352)

Net decrease in net assets from operations	$(795,166,178)

(1)	Includes net realized gains of $100,722,220 from redemptions in-kind.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$24,471,174	$23,801,533
Net realized gain from investment and foreign currency transactions	98,595,841	163,803,751
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(918,233,193)	(72,469,971)

Net increase (decrease) in net assets from operations	$(795,166,178)	$115,135,313

Distributions to shareholders —
From net investment income
Class A	$(20,102,624)	$(19,852,736)
Class B	(239,745)	(377,377)
Class C	(3,238,756)	(3,019,203)
Class I	(8,393)	(62,313)
Class S	(382,576)	(389,469)
Tax return of capital
Class A	—	(108,794)
Class B	—	(2,068)
Class C	—	(16,545)
Class I	—	(342)
Class S	—	(2,134)

Total distributions to shareholders	$(23,972,094)	$(23,830,981)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$9,937,000	$15,943,532
Class B	2,468,159	4,106,823
Class C	4,843,999	6,476,220
Class I	353,282,394	391,859,970
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	16,165,901	15,994,544
Class B	197,589	308,782
Class C	2,385,037	2,226,491
Class I	8,393	6,615
Class S	15,507	13,929
Cost of shares redeemed
Class A	(271,674,722)	(257,606,816)
Class B	(57,596,998)	(119,493,752)
Class C	(89,151,916)	(85,550,674)
Class I	(365,088,562)	(389,510,450)
Class S	(2,809,032)	(3,236,140)
Net asset value of shares exchanged
Class A	140,070,739	314,052,129
Class B	(140,070,739)	(314,052,129)

Net decrease in net assets from Fund share transactions	$(397,017,251)	$(418,460,926)

Net decrease in net assets	$(1,216,155,523)	$(327,156,594)

	Year Ended	Year Ended
Net Assets	December 31, 2008	December 31, 2007

At beginning of year	$2,619,126,252	$2,946,282,846

At end of year	$1,402,970,729	$2,619,126,252

Accumulated undistributed net investment income included in net assets

At end of year	$222,252	$55,690

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007	2006		2005		2004

Net asset value — Beginning of year	$26.930	$26.130	$23.310		$22.550		$20.800

Income (loss) from operations

Net investment income(1)	$0.333	$0.315	$0.258		$0.197		$0.175
Net realized and unrealized gain (loss)	(9.236)	0.819	2.839		0.772		1.757

Total income (loss) from operations	$(8.903)	$1.134	$3.097		$0.969		$1.932

Less distributions

From net investment income	$(0.367)	$(0.332)	$(0.277)		$(0.209)		$(0.182)
Tax return of capital	—	(0.002)	(0.000	)(2)	—		—

Total distributions	$(0.367)	$(0.334)	$(0.277)		$(0.209)		$(0.182)

Net asset value — End of year	$17.660	$26.930	$26.130		$23.310		$22.550

Total Return(3)	(33.04)%	4.32%	13.28%		4.29%		9.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$979,380	$1,624,818	$1,491,828		$1,097,719		$1,024,002
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.86%	0.82%	0.80%		0.83	%(6)	0.80	%(6)
Net investment income	1.45%	1.16%	1.05%		0.87%		0.82%
Portfolio Turnover of the Portfolio(7)	1%	2%	1%		0	%(8)	3%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007		2006		2005		2004

Net asset value — Beginning of year	$25.780	$24.920		$22.170		$21.430		$19.760

Income (loss) from operations

Net investment income(1)	$0.145	$0.103		$0.065		$0.025		$0.012
Net realized and unrealized gain (loss)	(8.789)	0.781		2.690		0.721		1.667

Total income (loss) from operations	$(8.644)	$0.884		$2.755		$0.746		$1.679

Less distributions

From net investment income	$(0.036)	$(0.024)		$(0.005)		$(0.006)		$(0.009)
Tax return of capital	—	(0.000	)(2)	(0.000	)(2)	—		—

Total distributions	$(0.036)	$(0.024)		$(0.005)		$(0.006)		$(0.009)

Net asset value — End of year	$17.100	$25.780		$24.920		$22.170		$21.430

Total Return(3)	(33.53)%	3.55%		12.43%		3.48%		8.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$115,096	$405,461		$805,778		$1,408,499		$1,991,318
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.61%	1.57%		1.55%		1.58	%(6)	1.55	%(6)
Net investment income	0.64%	0.40%		0.28%		0.12%		0.06%
Portfolio Turnover of the Portfolio(7)	1%	2%		1%		0	%(8)	3%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2008	2007	2006		2005		2004

Net asset value — Beginning of year	$24.480	$23.780	$21.240		$20.560		$18.970

Income (loss) from operations

Net investment income(1)	$0.144	$0.100	$0.065		$0.024		$0.013
Net realized and unrealized gain (loss)	(8.362)	0.738	2.571		0.696		1.602

Total income (loss) from operations	$(8.218)	$0.838	$2.636		$0.720		$1.615

Less distributions

From net investment income	$(0.182)	$(0.137)	$(0.096)		$(0.040)		$(0.025)
Tax return of capital	—	(0.001)	(0.000	)(2)	—		—

Total distributions	$(0.182)	$(0.138)	$(0.096)		$(0.040)		$(0.025)

Net asset value — End of year	$16.080	$24.480	$23.780		$21.240		$20.560

Total Return(3)	(33.56)%	3.52%	12.41%		3.50%		8.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$286,459	$538,593	$597,399		$634,290		$744,512
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.61%	1.57%	1.55%		1.58	%(6)	1.55	%(6)
Net investment income	0.69%	0.41%	0.29%		0.12%		0.07%
Portfolio Turnover of the Portfolio(7)	1%	2%	1%		0	%(8)	3%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,

	2008	2007	2006		2005		2004

Net asset value — Beginning of year	$25.400	$24.630	$21.990		$21.290		$19.860

Income (loss) from operations

Net investment income(1)	$0.250	$0.286	$0.240		$0.238		$0.219
Net realized and unrealized gain (loss)	(8.580)	0.885	2.732		0.726		1.685

Total income (loss) from operations	$(8.330)	$1.171	$2.972		$0.964		$1.904

Less distributions

From net investment income	$(0.430)	$(0.399)	$(0.332)		$(0.264)		$(0.474)
Tax return of capital	—	(0.002)	(0.000	)(2)	—		—

Total distributions	$(0.430)	$(0.401)	$(0.332)		$(0.264)		$(0.474)

Net asset value — End of year	$16.640	$25.400	$24.630		$21.990		$21.290

Total Return(3)	(32.77)%	4.73%	13.51%		4.52%		9.58%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,002	$19,344	$18,150		$644		$709
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.61%	0.58%	0.55%		0.58	%(6)	0.55	%(6)
Net investment income	1.19%	1.12%	1.00%		1.12%		1.08%
Portfolio Turnover of the Portfolio(7)	1%	2%	1%		0	%(8)	3%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class S

	Year Ended December 31,

	2008	2007	2006		2005		2004

Net asset value — Beginning of year	$27.170	$26.330	$23.470		$22.680		$20.880

Income (loss) from operations

Net investment income(1)	$0.372	$0.354	$0.288		$0.235		$0.211
Net realized and unrealized gain (loss)	(9.323)	0.830	2.852		0.772		1.779

Total income (loss) from operations	$(8.951)	$1.184	$3.140		$1.007		$1.990

Less distributions

From net investment income	$(0.379)	$(0.342)	$(0.280)		$(0.217)		$(0.190)
Tax return of capital	—	(0.002)	(0.000	)(2)	—		—

Total distributions	$(0.379)	$(0.344)	$(0.280)		$(0.217)		$(0.190)

Net asset value — End of year	$17.840	$27.170	$26.330		$23.470		$22.680

Total Return(3)	(32.93)%	4.48%	13.37%		4.43%		9.54%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,033	$30,910	$33,127		$32,946		$34,158
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.71%	0.68%	0.68%		0.66	%(6)	0.64	%(6)
Net investment income	1.60%	1.29%	1.17%		1.04%		0.99%
Portfolio Turnover of the Portfolio(7)	1%	2%	1%		0	%(8)	3%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class S shares were issued in connection with the acquisition of a private investment company and are exempt from registration under the Securities Act of 1933. Effective March 30, 2001, the Fund was closed to new accounts. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (13.3% at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $86,165,890 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010.

During the year ended December 31, 2008, a capital loss carryforward of $7,527,164 was utilized to offset net realized gains by the Fund.

As of December 31, 2008 the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$23,972,094	$23,701,098
Tax return of capital	—	129,883

During the year ended December 31, 2008, accumulated net realized loss was increased by $176,514,282, accumulated undistributed net investment income was decreased by $332,518, and paid-in capital was increased by $176,846,800 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts, redemptions in-kind and return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$142,019
Capital loss carryforward	$(86,165,890)
Net unrealized depreciation	$(313,923,613)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, investments in partnerships and wash sales.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $121,560 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $33,774 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $3,356,426 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2008, the Fund paid or accrued to EVD $1,903,242 and $3,186,450 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $35,164,000 and $98,895,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $634,414 and $1,062,150 for Class B and Class C shares, respectively. Pursuant to a servicing agreement, the Fund pays EVD a service fee of 0.20% per annum of its average daily net assets attributable to Class S shares, one-half of which is paid by EVD to a subagent. Service fees paid or accrued for the year ended December 31, 2008 amounted to $50,133 for Class S shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $10,579, $140,013 and $6,434 of CDSC’s paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolio aggregated $508,507,531 and $940,464,103, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of common stock as the result of redemptions in-kind of $349,584,130.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	468,007	591,179
Issued to shareholders electing to receive payments of distributions in Fund shares	927,985	584,593
Redemptions	(12,455,336)	(9,473,833)
Exchange from Class B shares	6,188,418	11,537,727

Net increase (decrease)	(4,870,926)	3,239,666

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class B	2008	2007

Sales	116,640	159,482
Issued to shareholders electing to receive payments of distributions in Fund shares	11,712	11,786
Redemptions	(2,637,114)	(4,641,307)
Exchange to Class A shares	(6,488,594)	(12,136,588)

Net decrease	(8,997,356)	(16,606,627)

	Year Ended December 31,
Class C	2008	2007

Sales	245,993	263,467
Issued to shareholders electing to receive payments of distributions in Fund shares	150,285	89,489
Redemptions	(4,583,106)	(3,480,174)

Net decrease	(4,186,828)	(3,127,218)

	Year Ended December 31,
Class I	2008	2007

Sales	16,924,054	15,284,249
Issued to shareholders electing to receive payments of distributions in Fund shares	511	256
Redemptions	(17,445,660)	(15,259,770)

Net increase (decrease)	(521,095)	24,735

	Year Ended December 31,
Class S	2008	2007

Issued to shareholders electing to receive payments of distributions in Fund shares	881	504
Redemptions	(127,330)	(120,872)

Net decrease	(126,449)	(120,368)

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Series Trust
and Shareholders of Eaton Vance
Tax-Managed Growth Fund 1.1:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 (the “Fund”) (one of the series constituting the Eaton Vance Mutual Funds Trust), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $44,993,898 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualified under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 100% qualified for the corporate dividends received deduction.

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.6%
Security	Shares	Value

Aerospace & Defense — 4.4%

Boeing Co. (The)	992,637	$42,355,821
General Dynamics Corp.	1,127,800	64,950,002
Honeywell International, Inc.	293,134	9,623,589
Lockheed Martin Corp.	19,800	1,664,784
Northrop Grumman Corp.	3,054,737	137,585,354
Raytheon Co.	58,153	2,968,129
Rockwell Collins, Inc.	147,928	5,782,505
United Technologies Corp.	3,688,903	197,725,201

		$462,655,385

Air Freight & Logistics — 2.7%

CH Robinson Worldwide, Inc.	89,610	$4,931,238
FedEx Corp.	2,107,889	135,221,079
United Parcel Service, Inc., Class B	2,580,478	142,339,166

		$282,491,483

Airlines — 0.0%

Southwest Airlines Co.	21,029	$181,270

		$181,270

Auto Components — 0.1%

Johnson Controls, Inc.	740,109	$13,440,379
WABCO Holdings, Inc.	26,941	425,398

		$13,865,777

Automobiles — 0.0%

DaimlerChrysler AG	24,284	$929,592
General Motors Corp.	4,688	15,002
Harley-Davidson, Inc.	170,991	2,901,717

		$3,846,311

Beverages — 6.0%

Brown-Forman Corp., Class A	454,702	$23,017,015
Brown-Forman Corp., Class B	162,698	8,377,320
Coca-Cola Co. (The)	5,393,446	244,161,300
Coca-Cola Enterprises, Inc.	894,224	10,757,515
Molson Coors Brewing Co., Class B	186,000	9,099,120
PepsiCo, Inc.	6,239,512	341,73 8,072

		$637,150,342

Biotechnology — 2.0%

Amgen, Inc.(1)	2,949,116	$170,311,449
Biogen Idec, Inc.(1)	211,217	10,060,266
Genentech, Inc.(1)	10,909	904,465
Genzyme Corp.(1)	244,137	16,203,373
Gilead Sciences, Inc.(1)	250,207	12,795,586

		$210,275,139

Building Products — 0.1%

Masco Corp.	625,566	$6,962,550

		$6,962,550

Capital Markets — 2.9%

Ameriprise Financial, Inc.	80,154	$1,872,397
Bank of New York Mellon Corp. (The)	901,594	25,542,158
Charles Schwab Corp. (The)	746,547	12,071,665
Credit Suisse Group	155,136	4,347,620
E*Trade Financial Corp.(1)	45,935	52,825
Federated Investors, Inc., Class B	490,820	8,324,307
Franklin Resources, Inc.	539,468	34,407,269
Goldman Sachs Group, Inc.	786,102	66,339,148
Legg Mason, Inc.	104,784	2,295,817
Merrill Lynch & Co., Inc.	1,782,135	20,744,051
Morgan Stanley	2,855,276	45,798,627
Northern Trust Corp.	732,152	38,174,405
Piper Jaffray Cos., Inc.(1)	8,742	347,582
Raymond James Financial, Inc.	157,500	2,697,975
State Street Corp.	533,812	20,994,826
T. Rowe Price Group, Inc.	341,862	12,115,589
UBS AG(1)	162,604	2,325,237
Waddell & Reed Financial, Inc., Class A	273,635	4,230,397

		$302,681,895

Chemicals — 0.9%

Arch Chemicals, Inc.	4,950	$129,046
Ashland, Inc.	39,261	412,633
Dow Chemical Co. (The)	230,743	3,481,912
E.I. Du Pont de Nemours & Co.	1,045,100	26,441,030
Ecolab, Inc.	414,911	14,584,122
Monsanto Co.	29,739	2,092,139
Olin Corp.	9,900	178,992
PPG Industries, Inc.	14,262	605,137
Rohm and Haas Co.	2,380	147,060
Sigma-Aldrich Corp.	1,049,102	44,314,068
Valspar Corp. (The)	100,000	1,809,000

		$94,195,139

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Commercial Banks — 3.9%

Associated Banc-Corp.	34,850	$729,410
Banco Bilbao Vizcaya Argentaria SA ADR	38,112	476,019
Bank of Hawaii Corp.	69,735	3,149,930
Bank of Montreal	33,047	848,977
BB&T Corp.	1,617,758	44,423,635
City National Corp.	143,260	6,976,762
Comerica, Inc.	304,100	6,036,385
Fifth Third Bancorp	2,991,834	24,712,549
First Horizon National Corp.	67,880	717,488
HSBC Holdings PLC	220,592	2,189,197
HSBC Holdings PLC ADR	144,953	7,054,862
Huntington Bancshares, Inc.	65,227	499,639
KeyCorp	202,168	1,722,471
M&T Bank Corp.	61,835	3,549,947
Marshall & Ilsley Corp.	637,709	8,698,351
National City Corp.	859,198	1,555,148
PNC Financial Services Group, Inc.	44,421	2,176,629
Regions Financial Corp.	903,107	7,188,732
Royal Bank of Canada	661,987	19,634,534
Societe Generale	1,092,615	55,431,645
SunTrust Banks, Inc.	704,801	20,819,822
Synovus Financial Corp.	390,874	3,244,254
Toronto-Dominion Bank	17,915	642,611
Trustmark Corp.	205,425	4,435,126
U.S. Bancorp	4,035,158	100,919,302
Valley National Bancorp	5,490	111,172
Wells Fargo & Co.	2,783,404	82,054,750
Westamerica Bancorporation	1,968	100,663
Zions Bancorporation	63,409	1,554,155

		$411,654,165

Commercial Services & Supplies — 0.2%

Avery Dennison Corp.	56,594	$1,852,322
Cintas Corp.	278,355	6,466,187
Herman Miller, Inc.	119,000	1,550,570
HNI Corp.	291,437	4,616,362
PHH Corp.(1)	20,068	255,466
Pitney Bowes, Inc.	39,187	998,485
Republic Services, Inc.	270,000	6,693,300
RR Donnelley & Sons Co.	6,683	90,755
Waste Management, Inc.	111,460	3,693,784

		$26,217,231

Communications Equipment — 3.3%

Alcatel SA ADR(1)	9,921	$21,330
Cisco Systems, Inc.(1)	9,198,659	149,938,142
Corning, Inc.	3,668,877	34,964,398
EchoStar Corp., Class A(1)	7,030	104,536
Juniper Networks, Inc.(1)	136,892	2,396,979
Motorola, Inc.	1,155,507	5,118,896
Nokia Oyj ADR	1,879,894	29,326,346
QUALCOMM, Inc.	3,496,175	125,267,950
Research In Motion, Ltd.(1)	37,000	1,501,460

		$348,640,037

Computers & Peripherals — 2.8%

Apple, Inc.(1)	299,506	$25,562,837
Dell, Inc.(1)	4,083,589	41,815,951
EMC Corp.(1)	1,744,558	18,265,522
Hewlett-Packard Co.	915,206	33,212,826
International Business Machines Corp.	1,723,398	145,041,176
Lexmark International, Inc., Class A(1)	941,079	25,315,025
NetApp, Inc.(1)	417,589	5,833,718

		$295,047,055

Construction & Engineering — 0.0%

Jacobs Engineering Group, Inc.(1)	85,889	$4,131,261

		$4,131,261

Construction Materials — 0.2%

CRH PLC	157,939	$4,060,766
Vulcan Materials Co.	201,862	14,045,558

		$18,106,324

Consumer Finance — 0.6%

American Express Co.	719,995	$13,355,907
Capital One Financial Corp.	1,138,005	36,290,979
Discover Financial Services	1,155,162	11,008,694
SLM Corp.(1)	11,082	98,630

		$60,754,210

Containers & Packaging — 0.1%

Bemis Co., Inc.	184,455	$4,367,894
Sonoco Products Co.	38,555	892,934
Temple-Inland, Inc.	90,660	435,168

		$5,695,996

Distributors — 0.1%

Genuine Parts Co.	188,424	$7,133,733

		$7,133,733

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Diversified Consumer Services — 0.3%

Apollo Group, Inc., Class A(1)	23,312	$1,786,165
H&R Block, Inc.	1,509,999	34,307,177

		$36,093,342

Diversified Financial Services — 1.4%

Bank of America Corp.	3,316,583	$46,697,489
Citigroup, Inc.	1,279,769	8,587,250
CME Group, Inc.	12,251	2,549,556
ING Groep NV ADR	191,170	2,121,987
IntercontinentalExchange, Inc.(1)	13,162	1,085,075
JPMorgan Chase & Co.	2,676,595	84,393,040
Moody’s Corp.	319,602	6,420,804

		$151,855,201

Diversified Telecommunication Services — 1.5%

AT&T, Inc.	1,555,570	$44,333,745
Deutsche Telekom AG ADR	1,759,603	26,921,926
Embarq Corp.	10,156	365,210
Fairpoint Communications, Inc.	6,918	22,691
McLeod USA, Inc., Class A(1)(2)	947	0
Telefonos de Mexico SA de CV ADR	1,899,435	39,774,169
Telmex Internacional SAB de CV ADR	1,827,270	20,757,787
Verizon Communications, Inc.	511,744	17,348,122
Windstream Corp.	906,263	8,337,620

		$157,861,270

Electric Utilities — 0.6%

Duke Energy Corp.	432,532	$6,492,305
Exelon Corp.	1,011,736	56,262,639
Southern Co. (The)	68,451	2,532,687

		$65,287,631

Electrical Equipment — 0.9%

Emerson Electric Co.	2,382,026	$87,205,972
Rockwell Automation, Inc.	127,400	4,107,376
Roper Industries, Inc.	46,244	2,007,452
Sunpower Corp., Class B(1)	14,465	440,315

		$93,761,115

Electronic Equipment, Instruments & Components — 0.1%

Agilent Technologies, Inc.(1)	459,702	$7,185,142
Arrow Electronics, Inc.(1)	8,750	164,850
Flextronics International, Ltd.(1)	185,308	474,388
Jabil Circuit, Inc.	43,281	292,147
National Instruments Corp.	35,783	871,674
Plexus Corp.(1)	135,900	2,303,505
Tyco Electronics, Ltd.	18,012	291,975

		$11,583,681

Energy Equipment & Services — 0.7%

Baker Hughes, Inc.	136,681	$4,383,360
Halliburton Co.	846,691	15,392,842
Schlumberger, Ltd.	1,172,630	49,637,428
Transocean, Ltd.(1)	81,993	3,874,169

		$73,287,799

Food & Staples Retailing — 3.3%

Costco Wholesale Corp.	913,115	$47,938,537
CVS Caremark Corp.	2,410,490	69,277,483
Kroger Co. (The)	1,308,723	34,563,374
Safeway, Inc.	321,316	7,637,681
Sysco Corp.	2,086,741	47,869,839
Walgreen Co.	963,359	23,766,067
Wal-Mart Stores, Inc.	2,041,850	114,466,111

		$345,519,092

Food Products — 2.0%

Archer-Daniels-Midland Co.	1,574,460	$45,391,682
Campbell Soup Co.	54,780	1,643,948
ConAgra Foods, Inc.	184,395	3,042,517
Del Monte Foods Co.	21,341	152,375
General Mills, Inc.	28,272	1,717,524
H.J. Heinz Co.	124,700	4,688,720
Hershey Co. (The)	518,481	18,012,030
J.M. Smucker Co. (The)	1,333	57,799
Kellogg Co.	5,556	243,631
Kraft Foods, Inc., Class A	293,367	7,876,904
Nestle SA	2,750,000	108,894,892
Sara Lee Corp.	2,445,964	23,945,988
Unilever NV	72,175	1,771,896
Unilever PLC ADR	1,755	40,400

		$217,480,306

Health Care Equipment & Supplies — 1.3%

Baxter International, Inc.	244,090	$13,080,783
Becton, Dickinson & Co.	63,708	4,356,990
Boston Scientific Corp.(1)	1,118,559	8,657,647
Covidien, Ltd.	194,108	7,034,474
Hospira, Inc.(1)	110,611	2,966,587

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies (continued)

Medtronic, Inc.	2,622,356	$82,394,425
St. Jude Medical, Inc.(1)	126,830	4,180,317
Stryker Corp.	167,047	6,673,528
Zimmer Holdings, Inc.(1)	273,488	11,054,385

		$140,399,136

Health Care Providers & Services — 1.6%

AmerisourceBergen Corp.	368,948	$13,156,686
Cardinal Health, Inc.	1,851,953	63,836,820
CIGNA Corp.	49,467	833,519
Express Scripts, Inc.(1)	196,994	10,830,730
Henry Schein, Inc.(1)	840,737	30,846,641
IMS Health, Inc.	120,055	1,820,034
McKesson Corp.	6,462	250,273
Medco Health Solutions, Inc.(1)	340,775	14,281,880
PharMerica Corp.(1)	30,682	480,787
UnitedHealth Group, Inc.	405,450	10,784,970
WellPoint, Inc.(1)	604,715	25,476,643

		$172,598,983

Hotels, Restaurants & Leisure — 1.1%

Carnival Corp., Unit	542,168	$13,185,526
Darden Restaurants, Inc.	147,345	4,152,182
International Game Technology	459,500	5,463,455
Interval Leisure Group, Inc.(1)	85,966	463,357
Marriott International, Inc., Class A	424,554	8,257,575
McDonald’s Corp.	896,673	55,764,094
Starbucks Corp.(1)	2,248,271	21,268,644
Wyndham Worldwide Corp.	80,271	525,775
Yum! Brands, Inc.	247,273	7,789,099

		$116,869,707

Household Durables — 0.1%

Blyth, Inc.	46,500	$364,560
D.R. Horton, Inc.	417,028	2,948,388
Fortune Brands, Inc.	115,478	4,766,932
Leggett & Platt, Inc.	365,903	5,558,067
Newell Rubbermaid, Inc.	101,321	990,919

		$14,628,866

Household Products — 3.4%

Clorox Co. (The)	31,145	$1,730,416
Colgate-Palmolive Co.	687,088	47,093,012
Energizer Holdings, Inc.(1)	76,555	4,144,688
Kimberly-Clark Corp.	566,254	29,864,236
Procter & Gamble Co.	4,466,728	$276,133,125

		$358,965,477

Independent Power Producers & Energy Traders — 0.0%

AES Corp. (The)(1)	133,519	$1,100,197

		$1,100,197

Industrial Conglomerates — 2.1%

3M Co.	940,577	$54,120,801
General Electric Co.	10,426,568	168,910,402
Textron, Inc.	18,236	252,933
Tyco International, Ltd.	27,264	588,902

		$223,873,038

Insurance — 4.2%

Aegon NV ADR	5,178,488	$31,329,852
Aflac, Inc.	2,234,214	102,416,370
Allstate Corp. (The)	191,053	6,258,896
AON Corp.	298,634	13,641,601
Arthur J. Gallagher & Co.	454,092	11,765,524
Berkshire Hathaway, Inc., Class A(1)	633	61,147,800
Berkshire Hathaway, Inc., Class B(1)	40,240	129,331,360
Chubb Corp.	28,354	1,446,054
Cincinnati Financial Corp.	135,528	3,939,799
Hartford Financial Services Group, Inc.	19,476	319,796
Lincoln National Corp.	105,180	1,981,591
Manulife Financial Corp.	246,658	4,200,586
Marsh & McLennan Cos., Inc.	407,693	9,894,709
MetLife, Inc.	81	2,824
Old Republic International Corp.	288,810	3,442,615
Progressive Corp.	2,604,179	38,567,891
Torchmark Corp.	318,929	14,256,126
Travelers Companies, Inc. (The)	341,416	15,432,003
UnumProvident Group	39,000	725,400

		$450,100,797

Internet & Catalog Retail — 0.1%

Amazon.com, Inc.(1)	43,801	$2,246,115
Expedia, Inc.(1)	403,096	3,321,511
HSN, Inc.(1)	80,619	586,100
IAC/InterActiveCorp(1)	214,916	3,380,629
Ticketmaster(1)	80,619	517,574

		$10,051,929

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Internet Software & Services — 1.0%

eBay, Inc.(1)	1,266,744	$17,683,746
Google, Inc., Class A(1)	266,296	81,925,964
VeriSign, Inc.(1)	14,758	281,583

		$99,891,293

IT Services — 2.3%

Accenture, Ltd., Class A	2,739,520	$89,828,861
Acxiom Corp.	68,785	557,846
Automatic Data Processing, Inc.	1,339,373	52,690,934
Broadridge Financial Solutions, Inc.	18,597	233,206
Computer Sciences Corp.(1)	226,702	7,966,308
DST Systems, Inc.(1)	21,782	827,280
Fiserv, Inc.(1)	347,355	12,633,301
Metavante Technologies, Inc.(1)	178,913	2,882,288
Paychex, Inc.	974,686	25,614,748
Total System Services, Inc.	150,166	2,102,324
Western Union Co.	3,316,445	47,557,821

		$242,894,917

Leisure Equipment & Products — 0.0%

Eastman Kodak Co.	3,787	$24,918
Mattel, Inc.	22,565	361,040

		$385,958

Life Sciences Tools & Services — 0.2%

Dionex Corp.(1)	37,300	$1,672,905
Life Technologies Corp.(1)	693,826	16,173,084
PerkinElmer, Inc.	34,000	472,940
Thermo Fisher Scientific, Inc.(1)	18,700	637,109

		$18,956,038

Machinery — 2.7%

Caterpillar, Inc.	210,505	$9,403,258
Danaher Corp.	1,680,242	95,118,500
Deere & Co.	2,623,301	100,524,894
Dover Corp.	640,904	21,098,560
Illinois Tool Works, Inc.	1,758,203	61,625,015
ITT Industries, Inc.	8,428	387,604
Parker Hannifin Corp.	44,877	1,909,068

		$290,066,899

Media — 3.8%

Ascent Media Corporation, Series A(1)	755	$16,489
CBS Corp., Class B	260,867	2,136,501
Comcast Corp., Class A	2,768,076	46,725,123
Comcast Corp., Class A Special	3,535,740	57,102,201
Discovery Communications, Series A(1)	7,555	106,979
Discovery Holding, Series C(1)	7,555	101,161
DISH Network Corp., Class A(1)	35,150	389,813
Entercom Communications Corp.	200,000	246,000
Gannett Co., Inc.	352,537	2,820,296
Havas Advertising	1,852,368	3,839,052
Idearc, Inc.	6,790	577
Interpublic Group of Cos., Inc.(1)	727,490	2,880,860
Liberty Capital, Class A(1)	7,556	35,589
Liberty Global, Inc., Series A(1)	2,381	37,905
Liberty Global, Inc., Series C(1)	2,382	36,159
Liberty Media Corp., — Entertainment(1)	30,221	528,263
Liberty Media Corp., — Interactive, Class A(1)	11,902	37,134
Live Nation, Inc.(1)	8,750	50,225
McGraw-Hill Cos., Inc. (The)	299,599	6,947,701
New York Times Co. (The), Class A	20,315	148,909
News Corp., Class A	188,031	1,709,202
Omnicom Group, Inc.	4,702,944	126,603,252
Publicis Groupe	182,111	4,699,915
Time Warner, Inc.	2,226,668	22,400,280
Viacom, Inc., Class A(1)	4,000	80,480
Viacom, Inc., Class B(1)	277,934	5,297,422
Vivendi SA	128,988	4,204,244
Walt Disney Co.	4,881,837	110,768,882
Washington Post Co., Class B	9,252	3,610,593
WPP PLC, ADR	46,597	1,378,805

		$404,940,012

Metals & Mining — 0.0%

Alcoa, Inc.	85,947	$967,763

		$967,763

Multiline Retail — 1.2%

Dollar Tree, Inc.(1)	30,000	$1,254,000
JC Penney Co., Inc.	89,269	1,758,599
Macy’s, Inc.	122,300	1,265,805
Nordstrom, Inc.	131,384	1,748,721
Sears Holdings Corp.(1)	4,107	159,639
Target Corp.	3,610,145	124,658,307

		$130,845,071

Multi-Utilities — 0.0%

Ameren Corp.	5,000	$166,300
PG&E Corp.	3,000	116,130

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Multi-Utilities (continued)

Wisconsin Energy Corp.	9,576	$402,000

		$684,430

Office Electronics — 0.0%

Zebra Technologies Corp., Class A(1)	13,500	$273,510

		$273,510

Oil, Gas & Consumable Fuels — 11.6%

Anadarko Petroleum Corp.	4,381,890	$168,921,859
Apache Corp.	2,146,567	159,983,638
BP PLC ADR	3,875,851	181,157,276
Chevron Corp.	685,174	50,682,321
ConocoPhillips	4,816,797	249,510,085
Devon Energy Corp.	568,771	37,373,942
El Paso Corp.	94,925	743,263
Exxon Mobil Corp.	4,452,265	355,424,316
Hess Corp.	35,579	1,908,458
Marathon Oil Corp.	177,334	4,851,858
Murphy Oil Corp.	78,679	3,489,414
Royal Dutch Shell PLC ADR, Class A	150,686	7,977,317
Royal Dutch Shell PLC ADR, Class B	9,594	493,419
Spectra Energy Corp.	263,315	4,144,578
Williams Cos., Inc.	223,515	3,236,497

		$1,229,898,241

Paper and Forest Products — 0.0%

International Paper Co.	51,476	$607,417
Neenah Paper, Inc.	5,558	49,133
Weyerhaeuser Co.	60,074	1,838,865

		$2,495,415

Personal Products — 0.0%

Avon Products, Inc.	10,400	$249,912
Estee Lauder Cos., Inc., Class A	13,035	403,564

		$653,476

Pharmaceuticals — 11.0%

Abbott Laboratories	3,835,322	$204,691,135
Allergan, Inc.	282,562	11,392,900
Bristol-Myers Squibb Co.	3,010,623	69,996,985
Eli Lilly & Co.	4,226,058	170,183,356
Forest Laboratories, Inc.(1)	56,729	1,444,888
GlaxoSmithKline PLC ADR	463,128	17,260,781
Johnson & Johnson	3,845,002	230,046,470
King Pharmaceuticals, Inc.(1)	152,305	1,617,479
Merck & Co., Inc.	2,102,875	63,927,400
Mylan, Inc.(1)	6,832	67,568
Novo Nordisk A/S ADR	365,229	18,769,118
Pfizer, Inc.	12,637,265	223,805,963
Schering-Plough Corp.	1,809,226	30,811,119
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	71,172,187
Watson Pharmaceuticals, Inc.(1)	508,293	13,505,345
Wyeth	917,013	34,397,158

		$1,163,089,852

Real Estate Investment Trusts (REITs) — 0.3%

Essex Property Trust, Inc.	363,000	$27,825,438

		$27,825,438

Real Estate Management & Development — 0.0%

Forest City Enterprises, Inc., Class A	56,500	$378,550
Forestar Real Estate Group, Inc.(1)	30,220	287,694

		$666,244

Road & Rail — 0.1%

Avis Budget Group, Inc.(1)	39,921	$27,945
Burlington Northern Santa Fe Corp.	55,883	4,230,902
CSX Corp.	3,276	106,372
Norfolk Southern Corp.	15,220	716,101
Union Pacific Corp.	132,257	6,321,885

		$11,403,205

Semiconductors & Semiconductor Equipment — 2.1%

Analog Devices, Inc.	585,574	$11,137,617
Applied Materials, Inc.	1,065,614	10,794,670
Broadcom Corp., Class A(1)	976,646	16,573,683
Cypress Semiconductor Corp.(1)	52,742	235,757
Intel Corp.	11,061,951	162,168,202
KLA-Tencor Corp.	148,373	3,233,048
Linear Technology Corp.	123,388	2,729,343
LSI Corp.(1)	3,023	9,946
Maxim Integrated Products, Inc.	263,099	3,004,591
Texas Instruments, Inc.	584,196	9,066,722
Verigy, Ltd.(1)	3,643	35,046
Xilinx, Inc.	24,830	442,471

		$219,431,096

Software — 2.7%

Activision Blizzard, Inc.(1)	96,350	$832,464
Adobe Systems, Inc.(1)	490,317	10,438,849

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Software (continued)

CA, Inc.	46,136	854,900
Compuware Corp.(1)	150,944	1,018,872
Electronic Arts, Inc.(1)	21,405	343,336
Microsoft Corp.	6,994,700	135,976,968
Oracle Corp.(1)	7,082,605	125,574,587
SAP AG ADR	200,000	7,244,000
Symantec Corp.(1)	225,808	3,052,924

		$285,336,900

Specialty Retail — 1.6%

Abercrombie & Fitch Co., Class A	4,015	$92,626
Best Buy Co., Inc.	280,415	7,882,466
Collective Brands, Inc.(1)	23,100	270,732
Gap, Inc. (The)	89,138	1,193,558
Home Depot, Inc.	4,155,205	95,652,819
Limited Brands, Inc.	46,651	468,376
Lowe’s Companies, Inc.	1,049,622	22,587,865
RadioShack Corp.	74,318	887,357
Sherwin-Williams Co. (The)	500	29,875
Staples, Inc.	275,430	4,935,706
TJX Companies, Inc. (The)	1,701,405	34,997,901

		$168,999,281

Textiles, Apparel & Luxury Goods — 1.6%

Coach, Inc.(1)	707,850	$14,702,044
Hanesbrands, Inc.(1)	344,733	4,395,346
Nike, Inc., Class B	3,058,444	155,980,644

		$175,078,034

Thrifts & Mortgage Finance — 0.0%

Guaranty Financial Group, Inc.(1)	30,220	$78,874
Tree.com, Inc.(1)	13,436	34,934

		$113,808

Tobacco — 0.3%

Altria Group, Inc.	367,096	$5,528,466
Philip Morris International, Inc.	581,956	25,320,906

		$30,849,372

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV ADR, Series L	22,000	$681,780
Sprint Nextel Corp.(1)	341,783	625,463
Telephone and Data Systems, Inc.	9,252	293,751
Telephone and Data Systems, Inc., Special Shares	24,636	692,272
Vodafone Group PLC ADR	295,234	6,034,582

		$8,327,848

Total Common Stocks
(identified cost $10,550,969,847)		$10,347,076,971

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Independent Power Producers & Energy Traders — 0.0%

Enron Corp.(1)(2)	11,050	$0

		$0

Total Convertible Preferred Stocks
(identified cost $16,626,069)		$0

Other Investments — 0.0%
Security	Shares	Value

Commercial Banks — 0.0%

Wachovia Corp. (Dividend Equalization Preferred Shares)(1)	166,518	$233

		$233

Software — 0.0%

Seagate Technology, Inc. (Tax Refund Rights)(1)(2)	197,392	$0

		$0

Total Other Investments
(identified cost $39,407)		$233

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 2.2%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.75%(3)	$229,517	$229,517,194

Total Short-Term Investments
(identified cost $229,517,194)		$229,517,194

Total Investments — 99.8%
(identified cost $10,797,152,517)		$10,576,594,398

Other Assets, Less Liabilities — 0.2%		$26,148,658

Net Assets — 100.0%		$10,602,743,056

Industry classifications included in the Portfolio of Investments are unaudited.

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value (identified cost, $10,567,635,323)	$10,347,077,204
Affiliated investment, at value (identified cost, $229,517,194)	229,517,194
Cash	22
Receivable for investments sold	5,765,473
Dividends and interest receivable	22,284,665
Interest receivable from affiliated investment	192,921
Tax reclaims receivable	2,162,674

Total assets	$10,607,000,153

Liabilities

Payable to affiliate for investment adviser fee	$3,828,744
Payable to affiliate for Trustees’ fees	12,625
Other accrued expenses	415,728

Total liabilities	$4,257,097

Net Assets applicable to investors’ interest in Portfolio	$10,602,743,056

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$10,823,189,388
Net unrealized depreciation (computed on the basis of identified cost)	(220,446,332)

Total	$10,602,743,056

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $4,150,695)	$357,093,826
Interest	1,818
Securities lending income, net	806,938
Interest income allocated from affiliated investments	5,248,681
Expenses allocated from affiliated investments	(977,493)

Total investment income	$362,173,770

Expenses

Investment adviser fee	$68,300,344
Trustees’ fees and expenses	44,841
Custodian fee	2,231,797
Legal and accounting services	211,545
Miscellaneous	225,600

Total expenses	$71,014,127

Deduct — Reduction of custodian fee	$16

Total expense reductions	$16

Net expenses	$71,014,111

Net investment income	$291,159,659

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)(1)	$(57,616,352)
Foreign currency transactions	15,235

Net realized loss	$(57,601,117)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(6,326,837,211)
Foreign currency	(79,409)

Net change in unrealized appreciation (depreciation)	$(6,326,916,620)

Net realized and unrealized loss	$(6,384,517,737)

Net decrease in net assets from operations	$(6,093,358,078)

(1)	Includes net realized gains of $440,338,417 from redemptions in-kind.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$291,159,659	$313,617,864
Net realized gain (loss) from investment and foreign currency transactions	(57,601,117)	891,474,938
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(6,326,916,620)	(239,534,188)

Net increase (decrease) in net assets from operations	$(6,093,358,078)	$965,558,614

Capital transactions —
Contributions	$1,174,044,484	$1,526,283,139
Withdrawals	(4,342,104,580)	(3,014,972,770)

Net decrease in net assets from capital transactions	$(3,168,060,096)	$(1,488,689,631)

Net decrease in net assets	$(9,261,418,174)	$(523,131,017)

Net Assets

At beginning of year	$19,864,161,230	$20,387,292,247

At end of year	$10,602,743,056	$19,864,161,230

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006	2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.45%	0.44%	0.45%	0.45	%(2)	0.45	%(2)
Net investment income	1.84%	1.52%	1.39%	1.25	%(2)	1.18	%(2)
Portfolio Turnover(3)	1%	2%	1%	0	%(4)	3%

Total Return	(32.76)%	4.72%	13.69%	4.70%		9.67%

Net assets, end of year (000’s omitted)	$10,602,743	$19,864,161	$20,387,292	$19,032,607		$19,141,142

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively.

(3)	Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(4)	Amounts to less than 1%.

Tax-Managed Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for its interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 5.6%, 13.3%, 6.0%, and 1.2% respectively, in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held a 73.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

Tax-Managed Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the average daily net assets of the Portfolio up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Annual Fee Rate
Average Daily Net Assets For the Month	(for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2008, the Portfolio’s adviser fee totaled $69,242,752 of which $942,408 was allocated from Cash Management and $68,300,344 was paid or accrued directly by the Portfolio. For the year ended December 31, 2008, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.43% of the Portfolio’s average daily net assets.

Tax-Managed Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $226,278,488 and $948,531,304, respectively, for the year ended December 31, 2008. In addition, investments having an aggregate market value of $2,581,166,651 at dates of withdrawal were distributed in payment for capital withdrawals and investors contributed securities with a value of $292,500,867, during the year ended December 31, 2008.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as determined on a federal income tax basis were as follows:

Aggregate cost	$3,659,392,998

Gross unrealized appreciation	$14,072,478,317
Gross unrealized depreciation	(7,155,276,917)

Net unrealized appreciation	$6,917,201,400

The net unrealized appreciation on foreign currency at December 31, 2008 on federal income tax basis was $111,787.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund) that invests in high quality, U.S. dollar denominated money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $741,285 for the year ended December 31, 2008. At December 31, 2008, the Portfolio had no securities on loan. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Tax-Managed Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$10,131,584,436
Level 2	Other Significant Observable Inputs	445,009,962
Level 3	Significant Unobservable Inputs	0

Total		$10,576,594,398

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities*

Balance as of December 31, 2007	$0

Realized gains (losses)	0
Change in net unrealized appreciation (depreciation)	0
Net purchases (sales)	—
Net transfers to (from) Level 3	—

Balance as of December 31, 2008	$0

*	All Level 3 assets held at December 31, 2007 and December 31, 2008 were valued at $0.

Tax-Managed Growth Portfolio as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed
Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

Eaton Vance Tax-Managed Growth Fund 1.1
Tax-Managed Growth Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Tax-Managed Growth Fund 1.1

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	66,487,974	1,529,713
Thomas E. Faust Jr.	66,495,973	1,521,713
Allen R. Freedman	66,477,879	1,539,807
William H. Park	66,497,334	1,520,353
Ronald A. Pearlman	66,468,542	1,549,144
Helen Frame Peters	66,464,537	1,553,149
Heidi L. Steiger	66,479,395	1,538,291
Lynn A. Stout	66,489,420	1,528,266
Ralph F. Verni	66,490,109	1,527,577

Each nominee was also elected a Trustee of the Portfolio.

Tax-Managed Growth Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Growth Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Tax-Managed Growth Fund 1.1 (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board noted that the Fund’s performance relative to its peers was affected by the Adviser’s “growth at a reasonable price” (“GARP”) approach to selecting investments. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets of $25 billion and over. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Parametric” refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee; President of the Trust and Vice President of the Portfolio	Trustee since 2007; President of the Trust and Vice President of the Portfolio since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Yana S. Barton 7/28/75	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Fund 1.1
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1096-2/09	TGSRC1.1

Eaton Vance
Investment Managers

Annual Report December 31, 2008

WALL ST

# EATON VANCE TAX-MANAGED GROWTH FUND 1.2

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008
Management’s Discussion of Fund Performance
Economic and Market Conditions

•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.
•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.
•	For the year ended December 31, 2008, all 10 sectors in the S&P 500 Index registered declines. Consumer staples, health care and utilities held up relatively better during the year, while the financials, materials and information technology sectors produced the weakest results. Market-leading industries of 2008 included food and staples retailing, biotechnology, and household products. In contrast, the thrifts and mortgage finance, independent power producers, wireless telecommunication services, and capital markets industries realized the most significant losses.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion

•	Eaton Vance Tax-Managed Growth Fund 1.2 (the Fund)[1] outperformed the S&P 500 Index (the “Index”) for the year ended December 31, 2008, due in part to differences in sector allocation and relatively stronger stock selection versus the Index.

•	During the year ended December 31, 2008, the Fund remained overweight in the industrials, consumer staples and consumer discretionary sectors, while continuing to underweight the technology, materials, telecommunications and utilities sectors. The Fund benefited from its relatively stronger investments in eight of the ten economic sectors. Its commitment to consumer staples and health care, including investment selections in beverages, food products and pharmaceutical stocks, added to results.
Eaton Vance Tax-Managed Growth Fund 1.2
Total Return Performance 12/31/07 — 12/31/08

Class A2	-33.10%
Class B2	-33.64
Class C2	-33.65
Class I2	-32.92
S&P 500 Index[3]	-36.99
Lipper Large-Cap Core Funds Classification[3]	-37.23
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests its assets in Tax-Managed Growth Portfolio, a separate registered investment company with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

[3]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008
Management’s Discussion of Fund Performance
•	The Fund’s underweight exposure to the information technology sector, specifically computers and peripherals, software, and semiconductors, also proved beneficial. Stock selection within the energy equipment and services and chemicals industries additionally boosted the Fund’s results. An underweight position in the materials sector — one of the worst-performing sectors in the Index — added value relative to the benchmark. A shift during the year to reduce the Fund’s overweight exposure to financials, combined with selectiveness within the sector, added to the Fund’s relative performance.
•	During the year ended December 31, 2008, investments in electric utilities were the largest detractors as the Fund’s de-emphasis of the utilities sector diminished results. Telecommunication stocks were also weak contributors to relative performance as the Fund’s underweight exposure to the telecommunication services sector hampered performance.
•	The Fund continued to employ its tax-management strategies that seek to maximize after-tax returns for long-term, tax-paying shareholders. The Fund’s after-tax return information can be found on page 4 of this report.
•	As always, we thank you for your continued confidence and participation in the Fund.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition

Top Ten Holdings*

By net assets

Exxon Mobil Corp.	3.4%
PepsiCo, Inc.	3.2
Procter & Gamble Co.	2.6
ConocoPhillips	2.4
Coca-Cola Co. (The)	2.3
Johnson & Johnson	2.2
Pfizer, Inc.	2.1
Abbott Laboratories	1.9
United Technologies Corp.	1.9
BP PLC ADR	1.7

*	Top Ten Holdings represented 23.7% of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008
Fund Performance
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 2/28/01.

A $10,000 hypothetical investment at net asset value in Class B shares, Class C shares, and Class I shares on 2/28/01 (commencement of operations) would have been valued at $7,873, $7,881, and $8,513, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually pur- chased or sold the securities represented in the Index.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EXTGX	EYTGX	EZTGX	EITGX

Average Annual Total Returns (at net asset value)

One Year	-33.10%	-33.64%	-33.65%	-32.92%
Five Years	-2.19	-2.94	-2.94	-1.93
Life of Fund†	-2.23	-3.00	-2.99	-2.03
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-36.95%	-36.93%	-34.31%	-32.92%
Five Years	-3.34	-3.32	-2.94	-1.93
Life of Fund†	-2.96	-3.00	-2.99	-2.03

†	Inception Dates — Class A, Class B, Class C, and Class I: 2/28/01

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	0.96%	1.71%	1.71%	0.71%

[2]	Source: Prospectus dated 5/1/08.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008
Fund Performance
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended December 31, 2008)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	-33.10%	-2.19%	-2.23%
Return After Taxes on Distributions	-33.29	-2.34	-2.32
Return After Taxes on Distributions and Sale of Fund Shares	-21.27	-1.82	-1.85
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	-36.95%	-3.34%	-2.96%
Return After Taxes on Distributions	-37.13	-3.49	-3.06
Return After Taxes on Distributions and Sale of Fund Shares	-23.78	-2.78	-2.46
Average Annual Total Returns
(For the periods ended December 31, 2008)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	-33.65%	-2.94%	-2.99%
Return After Taxes on Distributions	-33.73	-2.98	-3.01
Return After Taxes on Distributions and Sale of Fund Shares	-21.77	-2.47	-2.50
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	-34.31%	-2.94%	-2.99%
Return After Taxes on Distributions	-34.39	-2.98	-3.01
Return After Taxes on Distributions and Sale of Fund Shares	-22.19	-2.47	-2.50
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.
Average Annual Total Returns
(For the periods ended December 31, 2008)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	-33.64%	-2.94%	-3.00%
Return After Taxes on Distributions	-33.72	-2.97	-3.02
Return After Taxes on Distributions and Sale of Fund Shares	-21.76	-2.47	-2.51
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-36.93%	-3.32%	-3.00%
Return After Taxes on Distributions	-37.01	-3.36	-3.02
Return After Taxes on Distributions and Sale of Fund Shares	-23.90	-2.79	-2.51
Average Annual Total Returns
(For the periods ended December 31, 2008)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Five Years	Life of Fund

Return Before Taxes	-32.92%	-1.93%	-2.03%
Return After Taxes on Distributions	-33.15	-2.11	-2.15
Return After Taxes on Distributions and Sale of Fund Shares	-21.09	-1.59	-1.68
Class A, Class B, Class C and Class I of the Fund commenced investment operations on 2/28/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$762.00	$4.61
Class B	$1,000.00	$758.50	$7.96
Class C	$1,000.00	$758.50	$7.96
Class I	$1,000.00	$763.10	$3.55

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.28
Class B	$1,000.00	$1,016.10	$9.12
Class C	$1,000.00	$1,016.10	$9.12
Class I	$1,000.00	$1,021.10	$4.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% of Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $620,617,873)	$640,027,025
Receivable for Fund shares sold	2,828,507

Total assets	$642,855,532

Liabilities

Payable for Fund shares redeemed	$4,910,729
Payable to affiliate for distribution and service fees	329,958
Payable to affiliate for administration fee	80,536
Payable to affiliate for Trustees’ fees	125
Dividends payable	11,518
Accrued expenses	235,719

Total liabilities	$5,568,585

Net Assets	$637,286,947

Sources of Net Assets

Paid-in capital	$811,380,468
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(193,606,344)
Accumulated undistributed net investment income	103,671
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	19,409,152

Total	$637,286,947

Class A Shares

Net Assets	$321,129,788
Shares Outstanding	40,366,370
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.96
Maximum Offering Price Per Share
(100 ÷ 94.25 of $7.96)	$8.45

Class B Shares

Net Assets	$139,836,857
Shares Outstanding	17,968,983
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.78

Class C Shares

Net Assets	$173,160,722
Shares Outstanding	22,258,739
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.78

Class I Shares

Net Assets	$3,159,580
Shares Outstanding	396,598
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.97

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $240,702)	$21,929,791
Interest allocated from Portfolio	321,030
Securities lending income allocated from Portfolio, net	50,304
Expenses allocated from Portfolio	(4,431,872)

Net investment income from Portfolio	$17,869,253

Expenses

Administration fee	$1,461,725
Trustees’ fees and expenses	545
Distribution and service fees
Class A	1,225,395
Class B	2,111,351
Class C	2,631,427
Transfer and dividend disbursing agent fees	898,461
Printing and postage	128,930
Registration fees	61,156
Custodian fee	49,653
Legal and accounting services	25,066
Miscellaneous	396,676

Total expenses	$8,990,385

Net investment income	$8,878,868

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)(1)	$(22,728,571)
Foreign currency transactions	949

Net realized loss	$(22,727,622)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(365,538,081)
Foreign currency	(4,260)

Net change in unrealized appreciation (depreciation)	$(365,542,341)

Net realized and unrealized loss	$(388,269,963)

Net decrease in net assets from operations	$(379,391,095)

(1)	Includes net realized gains of $24,257,833 from redemptions in-kind.

See notes to financial statements

6

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$8,878,868	$8,626,144
Net realized gain (loss) from investment and foreign currency transactions	(22,727,622)	47,205,235
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(365,542,341)	(4,448,638)

Net increase (decrease) in net assets from operations	$(379,391,095)	$51,382,741

Distributions to shareholders —
From net investment income
Class A	$(6,087,057)	$(6,740,103)
Class B	(1,122,334)	(689,186)
Class C	(1,377,619)	(1,040,018)
Class I	(54,528)	(116,401)
Tax return of capital
Class A	—	(60,336)
Class B	—	(6,169)
Class C	—	(9,311)
Class I	—	(1,042)

Total distributions to shareholders	$(8,641,538)	$(8,662,566)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$56,614,911	$70,241,620
Class B	3,044,652	4,915,706
Class C	19,799,249	24,472,104
Class I	228,826,076	125,745,735
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,539,177	5,287,478
Class B	915,557	563,935
Class C	1,005,529	755,450
Class I	37,039	47,678
Cost of shares redeemed
Class A	(193,867,058)	(118,812,530)
Class B	(55,597,965)	(57,832,509)
Class C	(80,653,501)	(49,965,348)
Class I	(236,392,465)	(123,180,275)
Net asset value of shares exchanged
Class A	4,031,289	6,399,093
Class B	(4,031,289)	(6,399,093)

Net decrease in net assets from Fund share transactions	$(251,728,799)	$(117,760,956)

Net decrease in net assets	$(639,761,432)	$(75,040,781)

	Year Ended	Year Ended
Net Assets	December 31, 2008	December 31, 2007

At beginning of year	$1,277,048,379	$1,352,089,160

At end of year	$637,286,947	$1,277,048,379

Accumulated undistributed net investment income included in net assets

At end of year	$103,671	$26,739

See notes to financial statements

7

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007	2006	2005		2004

Net asset value — Beginning of year	$12.130	$11.770	$10.500	$10.150		$9.350

Income (loss) from operations

Net investment income(1)	$0.133	$0.124	$0.099	$0.072		$0.063
Net realized and unrealized gain (loss)	(4.150)	0.365	1.274	0.347		0.789

Total income (loss) from operations	$(4.017)	$0.489	$1.373	$0.419		$0.852

Less distributions

From net investment income	$(0.153)	$(0.128)	$(0.103)	$(0.069)		$(0.052)
Tax return of capital	—	(0.001)	—	—		—

Total distributions	$(0.153)	$(0.129)	$(0.103)	$(0.069)		$(0.052)

Net asset value — End of year	$7.960	$12.130	$11.770	$10.500		$10.150

Total Return(2)	(33.10)%	4.13%	13.07%	4.12%		9.12%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$321,130	$645,235	$661,149	$637,731		$670,319
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.02%	0.96%	0.95%	0.99	%(5)	0.97	%(5)
Net investment income	1.28%	1.01%	0.90%	0.71%		0.66%
Portfolio Turnover of the Portfolio(6)	1%	2%	1%	0	%(7)	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004.

(6)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(7)	Amounts to less than 1%.

See notes to financial statements

8

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007		2006	2005		2004

Net asset value — Beginning of year	$11.820	$11.460		$10.230	$9.900		$9.140

Income (loss) from operations

Net investment income (loss)(1)	$0.053	$0.031		$0.015	$(0.004)		$(0.008)
Net realized and unrealized gain (loss)	(4.030)	0.359		1.230	0.334		0.768

Total income (loss) from operations	$(3.977)	$0.390		$1.245	$0.330		$0.760

Less distributions

From net investment income	$(0.063)	$(0.030)		$(0.015)	$—		$—
Tax return of capital	—	(0.000	)(2)	—	—		—

Total distributions	$(0.063)	$(0.030)		$(0.015)	$—		$—

Net asset value — End of year	$7.780	$11.820		$11.460	$10.230		$9.900

Total Return(3)	(33.64)%	3.39%		12.17%	3.33%		8.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$139,837	$279,132		$327,224	$350,939		$391,010
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.77%	1.71%		1.70%	1.74	%(6)	1.72	%(6)
Net investment income (loss)	0.53%	0.26%		0.14%	(0.04)%		(0.09)%
Portfolio Turnover of the Portfolio(7)	1%	2%		1%	0	%(8)	3%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

9

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2008	2007		2006	2005		2004

Net asset value — Beginning of year	$11.820	$11.470		$10.230	$9.900		$9.150

Income (loss) from operations

Net investment income (loss)(1)	$0.054	$0.031		$0.016	$(0.004)		$(0.008)
Net realized and unrealized gain (loss)	(4.032)	0.356		1.244	0.334		0.758

Total income (loss) from operations	$(3.978)	$0.387		$1.260	$0.330		$0.750

Less distributions

From net investment income	$(0.062)	$(0.037)		$(0.020)	$—		$—
Tax return of capital	—	(0.000	)(2)	—	—		—

Total distributions	$(0.062)	$(0.037)		$(0.020)	$—		$—

Net asset value — End of year	$7.780	$11.820		$11.470	$10.230		$9.900

Total Return(3)	(33.65)%	3.37%		12.32%	3.33%		8.20%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$173,161	$338,284		$351,954	$349,504		$366,421
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.77%	1.71%		1.70%	1.74	%(6)	1.72	%(6)
Net investment income (loss)	0.53%	0.26%		0.15%	(0.04)%		(0.09)%
Portfolio Turnover of the Portfolio(7)	1%	2%		1%	0	%(8)	3%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

10

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,

	2008	2007	2006	2005		2004

Net asset value — Beginning of year	$12.160	$11.790	$10.510	$10.160		$9.360

Income (loss) from operations

Net investment income(1)	$0.127	$0.145	$0.126	$0.098		$0.090
Net realized and unrealized gain (loss)	(4.132)	0.385	1.285	0.348		0.785

Total income (loss) from operations	$(4.005)	$0.530	$1.411	$0.446		$0.875

Less distributions

From net investment income	$(0.185)	$(0.158)	$(0.131)	$(0.096)		$(0.075)
Tax return of capital	—	(0.002)	—	—		—

Total distributions	$(0.185)	$(0.160)	$(0.131)	$(0.096)		$(0.075)

Net asset value — End of year	$7.970	$12.160	$11.790	$10.510		$10.160

Total Return(2)	(32.92)%	4.48%	13.41%	4.38%		9.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,160	$14,398	$11,762	$8,107		$8,868
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	0.77%	0.71%	0.70%	0.74	%(5)	0.72	%(5)
Net investment income	1.25%	1.18%	1.13%	0.96%		0.94%
Portfolio Turnover of the Portfolio(6)	1%	2%	1%	0	%(7)	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004.

(6)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(7)	Amounts to less than 1%.

See notes to financial statements

11

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.2 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (6.0% at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $35,430,823 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010 ($7,714,130), December 31, 2011 ($20,145,448), December 31, 2013 ($1,943,650) and December 31, 2016 ($5,627,595).

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

12

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$8,641,538	$8,585,708
Tax return of capital	$—	$76,858

During the year ended December 31, 2008, accumulated net realized loss was increased by $54,024,119, accumulated undistributed net investment income was decreased by $160,398, and paid-in capital was increased by $54,184,517 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts, redemptions in-kind and return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$55,191
Capital loss carryforward	$(35,430,823)
Net unrealized depreciation	$(138,717,888)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, wash sales and investments in partnerships.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2008, the administration fee amounted to $1,461,725. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $53,523 in sub-transfer agent fees.

The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $57,928 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $1,225,395 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for

13

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2008, the Fund paid or accrued to EVD $1,583,513 and $1,973,570 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $13,528,000 and $29,702,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $527,838 and $657,857 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $32,815, $244,980 and $13,386 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolio aggregated $310,974,707 and $580,134,869, respectively. Decreases in the Fund’s investment in the Portfolio include the distribution of common stock as the result of redemptions in-kind of $219,041,110.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	6,067,985	5,754,525
Issued to shareholders electing to receive payments of distributions in Fund shares	578,249	428,834
Redemptions	(19,857,629)	(9,709,646)
Exchange from Class B shares	392,785	519,222

Net decrease	(12,818,610)	(3,007,065)

	Year Ended December 31,
Class B	2008	2007

Sales	333,550	414,796
Issued to shareholders electing to receive payments of distributions in Fund shares	119,207	46,917
Redemptions	(5,685,264)	(4,866,188)
Exchange to Class A shares	(404,478)	(534,998)

Net decrease	(5,636,985)	(4,939,473)

14

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class C	2008	2007

Sales	2,203,359	2,069,415
Issued to shareholders electing to receive payments of distributions in Fund shares	130,928	62,902
Redemptions	(8,694,690)	(4,209,297)

Net decrease	(6,360,403)	(2,076,980)

	Year Ended December 31,
Class I	2008	2007

Sales	22,958,066	10,205,593
Issued to shareholders electing to receive payments of distributions in Fund shares	4,712	3,861
Redemptions	(23,750,585)	(10,022,753)

Net increase (decrease)	(787,807)	186,701

15

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Series Trust and Shareholders of Eaton Vance Tax-Managed Growth
Fund 1.2:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund”) (one of the series constituting the Eaton Vance Mutual Funds Trust), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

16

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $21,309,983 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualified under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 100% qualified for the corporate dividends received deduction.

17

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.6%
Security	Shares	Value

Aerospace & Defense — 4.4%

Boeing Co. (The)	992,637	$42,355,821
General Dynamics Corp.	1,127,800	64,950,002
Honeywell International, Inc.	293,134	9,623,589
Lockheed Martin Corp.	19,800	1,664,784
Northrop Grumman Corp.	3,054,737	137,585,354
Raytheon Co.	58,153	2,968,129
Rockwell Collins, Inc.	147,928	5,782,505
United Technologies Corp.	3,688,903	197,725,201

		$462,655,385

Air Freight & Logistics — 2.7%

CH Robinson Worldwide, Inc.	89,610	$4,931,238
FedEx Corp.	2,107,889	135,221,079
United Parcel Service, Inc., Class B	2,580,478	142,339,166

		$282,491,483

Airlines — 0.0%

Southwest Airlines Co.	21,029	$181,270

		$181,270

Auto Components — 0.1%

Johnson Controls, Inc.	740,109	$13,440,379
WABCO Holdings, Inc.	26,941	425,398

		$13,865,777

Automobiles — 0.0%

DaimlerChrysler AG	24,284	$929,592
General Motors Corp.	4,688	15,002
Harley-Davidson, Inc.	170,991	2,901,717

		$3,846,311

Beverages — 6.0%

Brown-Forman Corp., Class A	454,702	$23,017,015
Brown-Forman Corp., Class B	162,698	8,377,320
Coca-Cola Co. (The)	5,393,446	244,161,300
Coca-Cola Enterprises, Inc.	894,224	10,757,515
Molson Coors Brewing Co., Class B	186,000	9,099,120
PepsiCo, Inc.	6,239,512	341,738,072

		$637,150,342

Biotechnology — 2.0%

Amgen, Inc.(1)	2,949,116	$170,311,449
Biogen Idec, Inc.(1)	211,217	10,060,266
Genentech, Inc.(1)	10,909	904,465
Genzyme Corp.(1)	244,137	16,203,373
Gilead Sciences, Inc.(1)	250,207	12,795,586

		$210,275,139

Building Products — 0.1%

Masco Corp.	625,566	$6,962,550

		$6,962,550

Capital Markets — 2.9%

Ameriprise Financial, Inc.	80,154	$1,872,397
Bank of New York Mellon Corp. (The)	901,594	25,542,158
Charles Schwab Corp. (The)	746,547	12,071,665
Credit Suisse Group	155,136	4,347,620
E*Trade Financial Corp.(1)	45,935	52,825
Federated Investors, Inc., Class B	490,820	8,324,307
Franklin Resources, Inc.	539,468	34,407,269
Goldman Sachs Group, Inc.	786,102	66,339,148
Legg Mason, Inc.	104,784	2,295,817
Merrill Lynch & Co., Inc.	1,782,135	20,744,051
Morgan Stanley	2,855,276	45,798,627
Northern Trust Corp.	732,152	38,174,405
Piper Jaffray Cos., Inc.(1)	8,742	347,582
Raymond James Financial, Inc.	157,500	2,697,975
State Street Corp.	533,812	20,994,826
T. Rowe Price Group, Inc.	341,862	12,115,589
UBS AG(1)	162,604	2,325,237
Waddell & Reed Financial, Inc., Class A	273,635	4,230,397

		$302,681,895

Chemicals — 0.9%

Arch Chemicals, Inc.	4,950	$129,046
Ashland, Inc.	39,261	412,633
Dow Chemical Co. (The)	230,743	3,481,912
E.I. Du Pont de Nemours & Co.	1,045,100	26,441,030
Ecolab, Inc.	414,911	14,584,122
Monsanto Co.	29,739	2,092,139
Olin Corp.	9,900	178,992
PPG Industries, Inc.	14,262	605,137
Rohm and Haas Co.	2,380	147,060
Sigma-Aldrich Corp.	1,049,102	44,314,068
Valspar Corp. (The)	100,000	1,809,000

		$94,195,139

See notes to financial statements

18

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Commercial Banks — 3.9%

Associated Banc-Corp.	34,850	$729,410
Banco Bilbao Vizcaya Argentaria SA ADR	38,112	476,019
Bank of Hawaii Corp.	69,735	3,149,930
Bank of Montreal	33,047	848,977
BB&T Corp.	1,617,758	44,423,635
City National Corp.	143,260	6,976,762
Comerica, Inc.	304,100	6,036,385
Fifth Third Bancorp	2,991,834	24,712,549
First Horizon National Corp.	67,880	717,488
HSBC Holdings PLC	220,592	2,189,197
HSBC Holdings PLC ADR	144,953	7,054,862
Huntington Bancshares, Inc.	65,227	499,639
KeyCorp	202,168	1,722,471
M&T Bank Corp.	61,835	3,549,947
Marshall & Ilsley Corp.	637,709	8,698,351
National City Corp.	859,198	1,555,148
PNC Financial Services Group, Inc.	44,421	2,176,629
Regions Financial Corp.	903,107	7,188,732
Royal Bank of Canada	661,987	19,634,534
Societe Generale	1,092,615	55,431,645
SunTrust Banks, Inc.	704,801	20,819,822
Synovus Financial Corp.	390,874	3,244,254
Toronto-Dominion Bank	17,915	642,611
Trustmark Corp.	205,425	4,435,126
U.S. Bancorp	4,035,158	100,919,302
Valley National Bancorp	5,490	111,172
Wells Fargo & Co.	2,783,404	82,054,750
Westamerica Bancorporation	1,968	100,663
Zions Bancorporation	63,409	1,554,155

		$411,654,165

Commercial Services & Supplies — 0.2%

Avery Dennison Corp.	56,594	$1,852,322
Cintas Corp.	278,355	6,466,187
Herman Miller, Inc.	119,000	1,550,570
HNI Corp.	291,437	4,616,362
PHH Corp.(1)	20,068	255,466
Pitney Bowes, Inc.	39,187	998,485
Republic Services, Inc.	270,000	6,693,300
RR Donnelley & Sons Co.	6,683	90,755
Waste Management, Inc.	111,460	3,693,784

		$26,217,231

Communications Equipment — 3.3%

Alcatel SA ADR(1)	9,921	$21,330
Cisco Systems, Inc.(1)	9,198,659	149,938,142
Corning, Inc.	3,668,877	34,964,398
EchoStar Corp., Class A(1)	7,030	104,536
Juniper Networks, Inc.(1)	136,892	2,396,979
Motorola, Inc.	1,155,507	5,118,896
Nokia Oyj ADR	1,879,894	29,326,346
QUALCOMM, Inc.	3,496,175	125,267,950
Research In Motion, Ltd.(1)	37,000	1,501,460

		$348,640,037

Computers & Peripherals — 2.8%

Apple, Inc.(1)	299,506	$25,562,837
Dell, Inc.(1)	4,083,589	41,815,951
EMC Corp.(1)	1,744,558	18,265,522
Hewlett-Packard Co.	915,206	33,212,826
International Business Machines Corp.	1,723,398	145,041,176
Lexmark International, Inc., Class A(1)	941,079	25,315,025
NetApp, Inc.(1)	417,589	5,833,718

		$295,047,055

Construction & Engineering — 0.0%

Jacobs Engineering Group, Inc.(1)	85,889	$4,131,261

		$4,131,261

Construction Materials — 0.2%

CRH PLC	157,939	$4,060,766
Vulcan Materials Co.	201,862	14,045,558

		$18,106,324

Consumer Finance — 0.6%

American Express Co.	719,995	$13,355,907
Capital One Financial Corp.	1,138,005	36,290,979
Discover Financial Services	1,155,162	11,008,694
SLM Corp.(1)	11,082	98,630

		$60,754,210

Containers & Packaging — 0.1%

Bemis Co., Inc.	184,455	$4,367,894
Sonoco Products Co.	38,555	892,934
Temple-Inland, Inc.	90,660	435,168

		$5,695,996

Distributors — 0.1%

Genuine Parts Co.	188,424	$7,133,733

		$7,133,733

See notes to financial statements

19

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Diversified Consumer Services — 0.3%

Apollo Group, Inc., Class A(1)	23,312	$1,786,165
H&R Block, Inc.	1,509,999	34,307,177

		$36,093,342

Diversified Financial Services — 1.4%

Bank of America Corp.	3,316,583	$46,697,489
Citigroup, Inc.	1,279,769	8,587,250
CME Group, Inc.	12,251	2,549,556
ING Groep NV ADR	191,170	2,121,987
IntercontinentalExchange, Inc.(1)	13,162	1,085,075
JPMorgan Chase & Co.	2,676,595	84,393,040
Moody’s Corp.	319,602	6,420,804

		$151,855,201

Diversified Telecommunication Services — 1.5%

AT&T, Inc.	1,555,570	$44,333,745
Deutsche Telekom AG ADR	1,759,603	26,921,926
Embarq Corp.	10,156	365,210
Fairpoint Communications, Inc.	6,918	22,691
McLeod USA, Inc., Class A(1)(2)	947	0
Telefonos de Mexico SA de CV ADR	1,899,435	39,774,169
Telmex Internacional SAB de CV ADR	1,827,270	20,757,787
Verizon Communications, Inc.	511,744	17,348,122
Windstream Corp.	906,263	8,337,620

		$157,861,270

Electric Utilities — 0.6%

Duke Energy Corp.	432,532	$6,492,305
Exelon Corp.	1,011,736	56,262,639
Southern Co. (The)	68,451	2,532,687

		$65,287,631

Electrical Equipment — 0.9%

Emerson Electric Co.	2,382,026	$87,205,972
Rockwell Automation, Inc.	127,400	4,107,376
Roper Industries, Inc.	46,244	2,007,452
Sunpower Corp., Class B(1)	14,465	440,315

		$93,761,115

Electronic Equipment, Instruments & Components — 0.1%

Agilent Technologies, Inc.(1)	459,702	$7,185,142
Arrow Electronics, Inc.(1)	8,750	164,850
Flextronics International, Ltd.(1)	185,308	474,388
Jabil Circuit, Inc.	43,281	292,147
National Instruments Corp.	35,783	871,674
Plexus Corp.(1)	135,900	2,303,505
Tyco Electronics, Ltd.	18,012	291,975

		$11,583,681

Energy Equipment & Services — 0.7%

Baker Hughes, Inc.	136,681	$4,383,360
Halliburton Co.	846,691	15,392,842
Schlumberger, Ltd.	1,172,630	49,637,428
Transocean, Ltd.(1)	81,993	3,874,169

		$73,287,799

Food & Staples Retailing — 3.3%

Costco Wholesale Corp.	913,115	$47,938,537
CVS Caremark Corp.	2,410,490	69,277,483
Kroger Co. (The)	1,308,723	34,563,374
Safeway, Inc.	321,316	7,637,681
Sysco Corp.	2,086,741	47,869,839
Walgreen Co.	963,359	23,766,067
Wal-Mart Stores, Inc.	2,041,850	114,466,111

		$345,519,092

Food Products — 2.0%

Archer-Daniels-Midland Co.	1,574,460	$45,391,682
Campbell Soup Co.	54,780	1,643,948
ConAgra Foods, Inc.	184,395	3,042,517
Del Monte Foods Co.	21,341	152,375
General Mills, Inc.	28,272	1,717,524
H.J. Heinz Co.	124,700	4,688,720
Hershey Co. (The)	518,481	18,012,030
J.M. Smucker Co. (The)	1,333	57,799
Kellogg Co.	5,556	243,631
Kraft Foods, Inc., Class A	293,367	7,876,904
Nestle SA	2,750,000	108,894,892
Sara Lee Corp.	2,445,964	23,945,988
Unilever NV	72,175	1,771,896
Unilever PLC ADR	1,755	40,400

		$217,480,306

Health Care Equipment & Supplies — 1.3%

Baxter International, Inc.	244,090	$13,080,783
Becton, Dickinson & Co.	63,708	4,356,990
Boston Scientific Corp.(1)	1,118,559	8,657,647
Covidien, Ltd.	194,108	7,034,474
Hospira, Inc.(1)	110,611	2,966,587

See notes to financial statements

20

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies (continued)

Medtronic, Inc.	2,622,356	$82,394,425
St. Jude Medical, Inc.(1)	126,830	4,180,317
Stryker Corp.	167,047	6,673,528
Zimmer Holdings, Inc.(1)	273,488	11,054,385

		$140,399,136

Health Care Providers & Services — 1.6%

AmerisourceBergen Corp.	368,948	$13,156,686
Cardinal Health, Inc.	1,851,953	63,836,820
CIGNA Corp.	49,467	833,519
Express Scripts, Inc.(1)	196,994	10,830,730
Henry Schein, Inc.(1)	840,737	30,846,641
IMS Health, Inc.	120,055	1,820,034
McKesson Corp.	6,462	250,273
Medco Health Solutions, Inc.(1)	340,775	14,281,880
PharMerica Corp.(1)	30,682	480,787
UnitedHealth Group, Inc.	405,450	10,784,970
WellPoint, Inc.(1)	604,715	25,476,643

		$172,598,983

Hotels, Restaurants & Leisure — 1.1%

Carnival Corp., Unit	542,168	$13,185,526
Darden Restaurants, Inc.	147,345	4,152,182
International Game Technology	459,500	5,463,455
Interval Leisure Group, Inc.(1)	85,966	463,357
Marriott International, Inc., Class A	424,554	8,257,575
McDonald’s Corp.	896,673	55,764,094
Starbucks Corp.(1)	2,248,271	21,268,644
Wyndham Worldwide Corp.	80,271	525,775
Yum! Brands, Inc.	247,273	7,789,099

		$116,869,707

Household Durables — 0.1%

Blyth, Inc.	46,500	$364,560
D.R. Horton, Inc.	417,028	2,948,388
Fortune Brands, Inc.	115,478	4,766,932
Leggett & Platt, Inc.	365,903	5,558,067
Newell Rubbermaid, Inc.	101,321	990,919

		$14,628,866

Household Products — 3.4%

Clorox Co. (The)	31,145	$1,730,416
Colgate-Palmolive Co.	687,088	47,093,012
Energizer Holdings, Inc.(1)	76,555	4,144,688
Kimberly-Clark Corp.	566,254	29,864,236
Procter & Gamble Co.	4,466,728	$276,133,125

		$358,965,477

Independent Power Producers & Energy Traders — 0.0%

AES Corp. (The)(1)	133,519	$1,100,197

		$1,100,197

Industrial Conglomerates — 2.1%

3M Co.	940,577	$54,120,801
General Electric Co.	10,426,568	168,910,402
Textron, Inc.	18,236	252,933
Tyco International, Ltd.	27,264	588,902

		$223,873,038

Insurance — 4.2%

Aegon NV ADR	5,178,488	$31,329,852
Aflac, Inc.	2,234,214	102,416,370
Allstate Corp. (The)	191,053	6,258,896
AON Corp.	298,634	13,641,601
Arthur J. Gallagher & Co.	454,092	11,765,524
Berkshire Hathaway, Inc., Class A(1)	633	61,147,800
Berkshire Hathaway, Inc., Class B(1)	40,240	129,331,360
Chubb Corp.	28,354	1,446,054
Cincinnati Financial Corp.	135,528	3,939,799
Hartford Financial Services Group, Inc.	19,476	319,796
Lincoln National Corp.	105,180	1,981,591
Manulife Financial Corp.	246,658	4,200,586
Marsh & McLennan Cos., Inc.	407,693	9,894,709
MetLife, Inc.	81	2,824
Old Republic International Corp.	288,810	3,442,615
Progressive Corp.	2,604,179	38,567,891
Torchmark Corp.	318,929	14,256,126
Travelers Companies, Inc. (The)	341,416	15,432,003
UnumProvident Group	39,000	725,400

		$450,100,797

Internet & Catalog Retail — 0.1%

Amazon.com, Inc.(1)	43,801	$2,246,115
Expedia, Inc.(1)	403,096	3,321,511
HSN, Inc.(1)	80,619	586,100
IAC/InterActiveCorp(1)	214,916	3,380,629
Ticketmaster(1)	80,619	517,574

		$10,051,929

See notes to financial statements

21

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Internet Software & Services — 1.0%

eBay, Inc.(1)	1,266,744	$17,683,746
Google, Inc., Class A(1)	266,296	81,925,964
VeriSign, Inc.(1)	14,758	281,583

		$99,891,293

IT Services — 2.3%

Accenture, Ltd., Class A	2,739,520	$89,828,861
Acxiom Corp.	68,785	557,846
Automatic Data Processing, Inc.	1,339,373	52,690,934
Broadridge Financial Solutions, Inc.	18,597	233,206
Computer Sciences Corp.(1)	226,702	7,966,308
DST Systems, Inc.(1)	21,782	827,280
Fiserv, Inc.(1)	347,355	12,633,301
Metavante Technologies, Inc.(1)	178,913	2,882,288
Paychex, Inc.	974,686	25,614,748
Total System Services, Inc.	150,166	2,102,324
Western Union Co.	3,316,445	47,557,821

		$242,894,917

Leisure Equipment & Products — 0.0%

Eastman Kodak Co.	3,787	$24,918
Mattel, Inc.	22,565	361,040

		$385,958

Life Sciences Tools & Services — 0.2%

Dionex Corp.(1)	37,300	$1,672,905
Life Technologies Corp.(1)	693,826	16,173,084
PerkinElmer, Inc.	34,000	472,940
Thermo Fisher Scientific, Inc.(1)	18,700	637,109

		$18,956,038

Machinery — 2.7%

Caterpillar, Inc.	210,505	$9,403,258
Danaher Corp.	1,680,242	95,118,500
Deere & Co.	2,623,301	100,524,894
Dover Corp.	640,904	21,098,560
Illinois Tool Works, Inc.	1,758,203	61,625,015
ITT Industries, Inc.	8,428	387,604
Parker Hannifin Corp.	44,877	1,909,068

		$290,066,899

Media — 3.8%

Ascent Media Corporation, Series A(1)	755	$16,489
CBS Corp., Class B	260,867	2,136,501
Comcast Corp., Class A	2,768,076	46,725,123
Comcast Corp., Class A Special	3,535,740	57,102,201
Discovery Communications, Series A(1)	7,555	106,979
Discovery Holding, Series C(1)	7,555	101,161
DISH Network Corp., Class A(1)	35,150	389,813
Entercom Communications Corp.	200,000	246,000
Gannett Co., Inc.	352,537	2,820,296
Havas Advertising	1,852,368	3,839,052
Idearc, Inc.	6,790	577
Interpublic Group of Cos., Inc.(1)	727,490	2,880,860
Liberty Capital, Class A(1)	7,556	35,589
Liberty Global, Inc., Series A(1)	2,381	37,905
Liberty Global, Inc., Series C(1)	2,382	36,159
Liberty Media Corp., — Entertainment(1)	30,221	528,263
Liberty Media Corp., — Interactive, Class A(1)	11,902	37,134
Live Nation, Inc.(1)	8,750	50,225
McGraw-Hill Cos., Inc. (The)	299,599	6,947,701
New York Times Co. (The), Class A	20,315	148,909
News Corp., Class A	188,031	1,709,202
Omnicom Group, Inc.	4,702,944	126,603,252
Publicis Groupe	182,111	4,699,915
Time Warner, Inc.	2,226,668	22,400,280
Viacom, Inc., Class A(1)	4,000	80,480
Viacom, Inc., Class B(1)	277,934	5,297,422
Vivendi SA	128,988	4,204,244
Walt Disney Co.	4,881,837	110,768,882
Washington Post Co., Class B	9,252	3,610,593
WPP PLC, ADR	46,597	1,378,805

		$404,940,012

Metals & Mining — 0.0%

Alcoa, Inc.	85,947	$967,763

		$967,763

Multiline Retail — 1.2%

Dollar Tree, Inc.(1)	30,000	$1,254,000
JC Penney Co., Inc.	89,269	1,758,599
Macy’s, Inc.	122,300	1,265,805
Nordstrom, Inc.	131,384	1,748,721
Sears Holdings Corp.(1)	4,107	159,639
Target Corp.	3,610,145	124,658,307

		$130,845,071

Multi-Utilities — 0.0%

Ameren Corp.	5,000	$166,300
PG&E Corp.	3,000	116,130

See notes to financial statements

22

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Multi-Utilities (continued)

Wisconsin Energy Corp.	9,576	$402,000

		$684,430

Office Electronics — 0.0%

Zebra Technologies Corp., Class A(1)	13,500	$273,510

		$273,510

Oil, Gas & Consumable Fuels — 11.6%

Anadarko Petroleum Corp.	4,381,890	$168,921,859
Apache Corp.	2,146,567	159,983,638
BP PLC ADR	3,875,851	181,157,276
Chevron Corp.	685,174	50,682,321
ConocoPhillips	4,816,797	249,510,085
Devon Energy Corp.	568,771	37,373,942
El Paso Corp.	94,925	743,263
Exxon Mobil Corp.	4,452,265	355,424,316
Hess Corp.	35,579	1,908,458
Marathon Oil Corp.	177,334	4,851,858
Murphy Oil Corp.	78,679	3,489,414
Royal Dutch Shell PLC ADR, Class A	150,686	7,977,317
Royal Dutch Shell PLC ADR, Class B	9,594	493,419
Spectra Energy Corp.	263,315	4,144,578
Williams Cos., Inc.	223,515	3,236,497

		$1,229,898,241

Paper and Forest Products — 0.0%

International Paper Co.	51,476	$607,417
Neenah Paper, Inc.	5,558	49,133
Weyerhaeuser Co.	60,074	1,838,865

		$2,495,415

Personal Products — 0.0%

Avon Products, Inc.	10,400	$249,912
Estee Lauder Cos., Inc., Class A	13,035	403,564

		$653,476

Pharmaceuticals — 11.0%

Abbott Laboratories	3,835,322	$204,691,135
Allergan, Inc.	282,562	11,392,900
Bristol-Myers Squibb Co.	3,010,623	69,996,985
Eli Lilly & Co.	4,226,058	170,183,356
Forest Laboratories, Inc.(1)	56,729	1,444,888
GlaxoSmithKline PLC ADR	463,128	17,260,781
Johnson & Johnson	3,845,002	230,046,470
King Pharmaceuticals, Inc.(1)	152,305	1,617,479
Merck & Co., Inc.	2,102,875	63,927,400
Mylan, Inc.(1)	6,832	67,568
Novo Nordisk A/S ADR	365,229	18,769,118
Pfizer, Inc.	12,637,265	223,805,963
Schering-Plough Corp.	1,809,226	30,811,119
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	71,172,187
Watson Pharmaceuticals, Inc.(1)	508,293	13,505,345
Wyeth	917,013	34,397,158

		$1,163,089,852

Real Estate Investment Trusts (REITs) — 0.3%

Essex Property Trust, Inc.	363,000	$27,825,438

		$27,825,438

Real Estate Management & Development — 0.0%

Forest City Enterprises, Inc., Class A	56,500	$378,550
Forestar Real Estate Group, Inc.(1)	30,220	287,694

		$666,244

Road & Rail — 0.1%

Avis Budget Group, Inc.(1)	39,921	$27,945
Burlington Northern Santa Fe Corp.	55,883	4,230,902
CSX Corp.	3,276	106,372
Norfolk Southern Corp.	15,220	716,101
Union Pacific Corp.	132,257	6,321,885

		$11,403,205

Semiconductors & Semiconductor Equipment — 2.1%

Analog Devices, Inc.	585,574	$11,137,617
Applied Materials, Inc.	1,065,614	10,794,670
Broadcom Corp., Class A(1)	976,646	16,573,683
Cypress Semiconductor Corp.(1)	52,742	235,757
Intel Corp.	11,061,951	162,168,202
KLA-Tencor Corp.	148,373	3,233,048
Linear Technology Corp.	123,388	2,729,343
LSI Corp.(1)	3,023	9,946
Maxim Integrated Products, Inc.	263,099	3,004,591
Texas Instruments, Inc.	584,196	9,066,722
Verigy, Ltd.(1)	3,643	35,046
Xilinx, Inc.	24,830	442,471

		$219,431,096

Software — 2.7%

Activision Blizzard, Inc.(1)	96,350	$832,464
Adobe Systems, Inc.(1)	490,317	10,438,849

See notes to financial statements

23

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Software (continued)

CA, Inc.	46,136	854,900
Compuware Corp.(1)	150,944	1,018,872
Electronic Arts, Inc.(1)	21,405	343,336
Microsoft Corp.	6,994,700	135,976,968
Oracle Corp.(1)	7,082,605	125,574,587
SAP AG ADR	200,000	7,244,000
Symantec Corp.(1)	225,808	3,052,924

		$285,336,900

Specialty Retail — 1.6%

Abercrombie & Fitch Co., Class A	4,015	$92,626
Best Buy Co., Inc.	280,415	7,882,466
Collective Brands, Inc.(1)	23,100	270,732
Gap, Inc. (The)	89,138	1,193,558
Home Depot, Inc.	4,155,205	95,652,819
Limited Brands, Inc.	46,651	468,376
Lowe’s Companies, Inc.	1,049,622	22,587,865
RadioShack Corp.	74,318	887,357
Sherwin-Williams Co. (The)	500	29,875
Staples, Inc.	275,430	4,935,706
TJX Companies, Inc. (The)	1,701,405	34,997,901

		$168,999,281

Textiles, Apparel & Luxury Goods — 1.6%

Coach, Inc.(1)	707,850	$14,702,044
Hanesbrands, Inc.(1)	344,733	4,395,346
Nike, Inc., Class B	3,058,444	155,980,644

		$175,078,034

Thrifts & Mortgage Finance — 0.0%

Guaranty Financial Group, Inc.(1)	30,220	$78,874
Tree.com, Inc.(1)	13,436	34,934

		$113,808

Tobacco — 0.3%

Altria Group, Inc.	367,096	$5,528,466
Philip Morris International, Inc.	581,956	25,320,906

		$30,849,372

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV ADR, Series L	22,000	$681,780
Sprint Nextel Corp.(1)	341,783	625,463
Telephone and Data Systems, Inc.	9,252	293,751
Telephone and Data Systems, Inc., Special Shares	24,636	692,272
Vodafone Group PLC ADR	295,234	6,034,582

		$8,327,848

Total Common Stocks
(identified cost $10,550,969,847)		$10,347,076,971

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Independent Power Producers & Energy Traders — 0.0%

Enron Corp.(1)(2)	11,050	$0

		$0

Total Convertible Preferred Stocks
(identified cost $16,626,069)		$0

Other Investments — 0.0%
Security	Shares	Value

Commercial Banks — 0.0%

Wachovia Corp. (Dividend Equalization Preferred Shares)(1)	166,518	$233

		$233

Software — 0.0%

Seagate Technology, Inc. (Tax Refund Rights)(1)(2)	197,392	$0

		$0

Total Other Investments
(identified cost $39,407)		$233

See notes to financial statements

24

Tax-Managed Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 2.2%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.75%(3)	$229,517	$229,517,194

Total Short-Term Investments
(identified cost $229,517,194)		$229,517,194

Total Investments — 99.8%
(identified cost $10,797,152,517)		$10,576,594,398

Other Assets, Less Liabilities — 0.2%		$26,148,658

Net Assets — 100.0%		$10,602,743,056

Industry classifications included in the Portfolio of Investments are unaudited.

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

See notes to financial statements

25

Tax-Managed Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value (identified cost, $10,567,635,323)	$10,347,077,204
Affiliated investment, at value (identified cost, $229,517,194)	229,517,194
Cash	22
Receivable for investments sold	5,765,473
Dividends and interest receivable	22,284,665
Interest receivable from affiliated investment	192,921
Tax reclaims receivable	2,162,674

Total assets	$10,607,000,153

Liabilities

Payable to affiliate for investment adviser fee	$3,828,744
Payable to affiliate for Trustees’ fees	12,625
Other accrued expenses	415,728

Total liabilities	$4,257,097

Net Assets applicable to investors’ interest in Portfolio	$10,602,743,056

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$10,823,189,388
Net unrealized depreciation (computed on the basis of identified cost)	(220,446,332)

Total	$10,602,743,056

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $4,150,695)	$357,093,826
Interest	1,818
Securities lending income, net	806,938
Interest income allocated from affiliated investments	5,248,681
Expenses allocated from affiliated investments	(977,493)

Total investment income	$362,173,770

Expenses

Investment adviser fee	$68,300,344
Trustees’ fees and expenses	44,841
Custodian fee	2,231,797
Legal and accounting services	211,545
Miscellaneous	225,600

Total expenses	$71,014,127

Deduct — Reduction of custodian fee	$16

Total expense reductions	$16

Net expenses	$71,014,111

Net investment income	$291,159,659

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)(1)	$(57,616,352)
Foreign currency transactions	15,235

Net realized loss	$(57,601,117)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(6,326,837,211)
Foreign currency	(79,409)

Net change in unrealized appreciation (depreciation)	$(6,326,916,620)

Net realized and unrealized loss	$(6,384,517,737)

Net decrease in net assets from operations	$(6,093,358,078)

(1)	Includes net realized gains of $440,338,417 from redemptions in-kind.

See notes to financial statements

26

Tax-Managed Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$291,159,659	$313,617,864
Net realized gain (loss) from investment and foreign currency transactions	(57,601,117)	891,474,938
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(6,326,916,620)	(239,534,188)

Net increase (decrease) in net assets from operations	$(6,093,358,078)	$965,558,614

Capital transactions —
Contributions	$1,174,044,484	$1,526,283,139
Withdrawals	(4,342,104,580)	(3,014,972,770)

Net decrease in net assets from capital transactions	$(3,168,060,096)	$(1,488,689,631)

Net decrease in net assets	$(9,261,418,174)	$(523,131,017)

Net Assets

At beginning of year	$19,864,161,230	$20,387,292,247

At end of year	$10,602,743,056	$19,864,161,230

See notes to financial statements

27

Tax-Managed Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006	2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.45%	0.44%	0.45%	0.45	%(2)	0.45	%(2)
Net investment income	1.84%	1.52%	1.39%	1.25	%(2)	1.18	%(2)
Portfolio Turnover(3)	1%	2%	1%	0	%(4)	3%

Total Return	(32.76)%	4.72%	13.69%	4.70%		9.67%

Net assets, end of year (000’s omitted)	$10,602,743	$19,864,161	$20,387,292	$19,032,607		$19,141,142

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively.

(3)	Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions was 3%, 6%, 7%, 6% and 10% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(4)	Amounts to less than 1%.

28

Tax-Managed Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for its interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 5.6%, 13.3%, 6.0%, and 1.2% respectively, in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held a 73.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

29

Tax-Managed Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the average daily net assets of the Portfolio up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Annual Fee Rate
Average Daily Net Assets For the Month	(for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2008, the Portfolio’s adviser fee totaled $69,242,752 of which $942,408 was allocated from Cash Management and $68,300,344 was paid or accrued directly by the Portfolio. For the year ended December 31, 2008, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.43% of the Portfolio’s average daily net assets.

30

Tax-Managed Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $226,278,488 and $948,531,304, respectively, for the year ended December 31, 2008. In addition, investments having an aggregate market value of $2,581,166,651 at dates of withdrawal were distributed in payment for capital withdrawals and investors contributed securities with a value of $292,500,867, during the year ended December 31, 2008.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as determined on a federal income tax basis were as follows:

Aggregate cost	$3,659,392,998

Gross unrealized appreciation	$14,072,478,317
Gross unrealized depreciation	(7,155,276,917)

Net unrealized appreciation	$6,917,201,400

The net unrealized appreciation on foreign currency at December 31, 2008 on federal income tax basis was $111,787.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund) that invests in high quality, U.S. dollar denominated money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $741,285 for the year ended December 31, 2008. At December 31, 2008, the Portfolio had no securities on loan. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

31

Tax-Managed Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$10,131,584,436
Level 2	Other Significant Observable Inputs	445,009,962
Level 3	Significant Unobservable Inputs	0

Total		$10,576,594,398

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities*

Balance as of December 31, 2007	$0

Realized gains (losses)	0
Change in net unrealized appreciation (depreciation)	0
Net purchases (sales)	—
Net transfers to (from) Level 3	—

Balance as of December 31, 2008	$0

*	All Level 3 assets held at December 31, 2007 and December 31, 2008 were valued at $0.

32

Tax-Managed Growth Portfolio as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed
Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

33

Eaton Vance Tax-Managed Growth Fund 1.2
Tax-Managed Growth Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Tax-Managed Growth Fund 1.2

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	79,411,700	1,122,270
Thomas E. Faust Jr.	79,403,621	1,130,349
Allen R. Freedman	79,406,265	1,127,706
William H. Park	79,446,960	1,087,011
Ronald A. Pearlman	79,437,913	1,096,057
Helen Frame Peters	79,431,419	1,102,551
Heidi L. Steiger	79,433,734	1,100,236
Lynn A. Stout	79,451,065	1,082,906
Ralph F. Verni	79,422,941	1,111,029

Each nominee was also elected a Trustee of the Portfolio.

Tax-Managed Growth Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

34

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and

35

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Growth Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

36

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board noted that the Fund’s performance relative to its peers was affected by the Adviser’s “growth at a reasonable price” (“GARP”) approach to selecting investments. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets of $25 billion and over. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

37

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Parametric” refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee; President of the Trust and Vice President of the Portfolio	Trustee since 2007; President of the Trust and Vice President of the Portfolio since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

38

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Yana S. Barton 7/28/75	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

39

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Fund 1.2
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1088-2/09	TGSRC1.2

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Tax Free Reserves, Eaton Vance AMT-Free Municipal Bond Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 29 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended December 31, 2007 and December 31, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.
Eaton Vance Tax Free Reserves

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$21,500	$24,835
Audit-Related Fees(1)	0	0
Tax Fees(2)	$5,800	$6,010
All Other Fees(3)	0	43

Total	$27,300	$30,888

Eaton Vance AMT-Free Municipal Bond Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$56,530	$52,605
Audit-Related Fees(1)	0	0
Tax Fees(2)	$6,314	$6,540
All Other Fees(3)	0	727

Total	$62,844	$59,872

Eaton Vance Tax-Managed Managed Growth Fund 1.1

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$14,130	$14,935
Audit-Related Fees(1)	0	0
Tax Fees(2)	$5,977	$6,190
All Other Fees(3)	0	0

Total	$20,107	$21,125

Eaton Vance Tax-Managed Managed Growth Fund 1.2

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$14,130	$14,935
Audit-Related Fees(1)	0	0
Tax Fees(2)	$5,977	$6,190
All Other Fees(3)	0	0

Total	$20,107	$21,125

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series. For certain Series, Pricewaterhouse Coopers was the principal accountant for the fiscal years ended 2006. During the fiscal years ended 2007, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years Ended	10/31/07	12/31/07	10/31/08	12/31/08

Audit Fee	$43,070	$100,290	$939,405	$107,310
Audit Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$19,290	$24,068	$309,560	$24,930
All Other Fees(3)	$0	$0	$58,322	$770
Total	$62,360	$124,358	$1,307,287	$133,010

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During the Funds’ fiscal years ended December 31, 2007 and December 31, 2008, the Fund was billed $35,000 and $40,000 by PwC and D&T, respectively, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series. For the fiscal years ended 2006, for certain Series, Pricewaterhouse Coopers was replaced by D&T.

	10/31/07		12/31/07		10/31/08		12/31/08
Fiscal Years Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T
Registrant(1)	$0	$19,290	$0	$24,068	$0	$367,882	$0	$24,930
Eaton Vance(2)	$68,486	$72,100	$0	$281,446	$125,781	$317,301	$0	$345,473

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Mutual Funds Trust

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr. President

Date:	February 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell Treasurer

Date:	February 16, 2009

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr. President

Date:	February 16, 2009